OFFICE LEASE AGREEMENT










                             BALI III PARK BUILDING


                         MISSION LIFE INSURANCE COMPANY








                                  Company Name

                         WORLDPORT COMMUNICATIONS, INC.

                                  Date of Lease

                                 April 15, 1997




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                             OFFICE LEASE AGREEMENT


                                      INDEX




ARTICLE I          FUNDAMENTAL LEASE PROVISIONS:  DEFINITIONS..................1

         1.1       Fundamental Lease Provisions................................1
         1.2       Certain Definitions.........................................2
         1.3       Other Definitions...........................................2

ARTICLE II         MONETARY PROVISIONS.........................................2

         2.1       Base Rental.................................................2
         2.2       Tenant's Share of Certain Costs.............................2
         2.3       Personal Property Taxes.....................................3
         2.4       Taxes for Leasehold Improvements............................3
         2.5       Late Payments...............................................3
         2.6       Security Deposit............................................3

ARTICLE III        PREMISES, COMMON AREA,  SERVICE AREAS.......................4

         3.1       Required Condition of Premises..............................4
         3.2       Minor Variations in Area....................................4
         3.3       Ceilings, Walls, Floors.....................................4
         3.4       Common and Service Areas....................................4
         3.5       Delay.......................................................4

ARTICLE IV         USE.........................................................4

         4.1       Permitted Use...............................................4
         4.2       Rules.......................................................4
         4.3       Additional Covenants of Tenant..............................5
         4.4       Control of Buildings and Common Areas.......................5
         4.5       Minimization of Disruption..................................5

ARTICLE V          SERVICE AND UTILITIES.......................................5

         5.1       Services by Landlord........................................5
         5.2       Tenant's Obligations........................................5
         5.3       Tenant's Additional Service Requirement.....................5
         5.4       Interruption of Utility Service.............................6

ARTICLE VI         REPAIRS AND MAINTENANCE.....................................6

         6.1       Landlord's Repair Obligations...............................7
         6.2       Tenant's Obligations........................................7
         6.3       Rights of Landlord..........................................7
         6.4       Condition on Surrender......................................7
         6.5       Alterations by Tenant.......................................7
         6.6       Payment of Costs:  Mechanic's Liens.........................8

ARTICLE VII        LANDLORD'S RIGHT OF ENTRY...................................8

         7.1       Entry.......................................................8
         7.2       "For Rent" Signs............................................8

ARTICLE VIII       INSURANCE, FIRE AND CASUALTY DAMAGE.........................8

         8.1       Insurance on Building.......................................8
         8.2       Casualty Covered by Insurance...............................8
         8.3       Casualties Not Covered by Landlord's Insurance..............8
         8.4       Tenant's Property Insurance.................................8
         8.5       Mortgagee Requirements......................................9
         8.6       Termination of Lease........................................9
         8.7       Waiver of Subjugation.......................................9






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ARTICLE IX         INDEMNITY AND PUBLIC LIABILITY INSURANCE                    9

         9.1       Indemnity...................................................9
         9.2       Liability Insurance.........................................9
         9.3       Tenant's Failure to Maintain Insurance......................9

ARTICLE X          CONDEMNATION                                                9

         10.1      Total or Substantial Condemnation...........................9
         10.2      Partial Condemnation........................................9
         10.3      Disposition of Awards.......................................9

ARTICLE XI         ASSIGNMENT, TRANSFER AND SUBLEASING BY TENANT              10

         11.1      Landlord's Consent Required................................10
         11.2      Transfer of Voting Interest................................10
         11.3      No Release.................................................10
         11.4      No Mortgage................................................10
         11.5      Transfer of Landlord's Interest............................10
         11.6      Bankruptcy.................................................10

ARTICLE XII        HOLDING OVER...............................................11

ARTICLE XIII       DEFAULT BY TENANT:  LANDLORD'S REMEDIES....................11

         13.1      Events of Default..........................................11
         13.2      Remedies of Landlord.......................................11
         13.3      Tenant's Liability for Landlord's Damages..................12

ARTICLE XIV        BANKRUPTCY OR INSOLVENCY OF TENANT.........................13

         14.1      Liquidation................................................13
         14.2      Reorganization.............................................13
         14.3      Subsequent Liquidation or Petition.........................13
         14.4      Assignment.................................................14
         14.5      Reasonable Charges.........................................14
         14.6      Consent....................................................14
         14.7      Intent.....................................................14

ARTICLE XV         LIEN FOR RENT..............................................14

ARTICLE XVI        SUBORDINATION AND ATTORNMENT...............................15

ARTICLE XVII       TENANT ESTOPPEL LETTER.....................................15

ARTICLE XVIII      QUIET ENJOYMENT............................................15

ARTICLE XIX        NO IMPLIED WAIVER..........................................15

ARTICLE XX         NOTICES....................................................15

         20.1      Payments Due Landlord......................................15
         20.2      Notices....................................................16
         20.3      Change in Addresses........................................16

ARTICLE XXI        SUBSTITUTION OF SPACE......................................16

         21.1      Substitution Space.........................................16
         21.2      Maximum Base Rental........................................16
         21.3      Condition of Premises......................................16
         21.4      Commencement of Rent.......................................16
         21.5      Reimbursement of Expenses..................................16

ARTICLE XXII       MISCELLANEOUS..............................................16

         22.1      Attorney's Fees............................................16
         22.2      Broker's Commission........................................16
         22.3      Force Majeure..............................................16
         22.4      Use of Language............................................16
         22.5      Captions...................................................16
         22.6      Successors.................................................17
         22.7      Sublease...................................................17
         22.8      Severability...............................................17
         22.9      Charges for Services.......................................17
         22.10     Personal Liability.........................................17
         22.11     Damage From Certain Causes.................................17
         22.12     Notice and Cure to Landlord and Mortgagee..................17
         22.13     Governing Law..............................................17



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         22.14     No Reduction of Rental.....................................17
         22.15     No Partnership.............................................17
         22.16     No Oral Changes............................................18
         22.17     Entirety:  No Representations and Warranties...............18
         22.18     Attachments................................................18


EXHIBIT  "A"        -       Floor Plan of Premises
         "B"        -       Legal Description of the Land
         "C"        -       Operating Cost Computation
         "D"        -       Rules
         "E"        -       Guaranty - Purposely Omitted
         "F"        -       Financing Statements - Purposely Omitted
         "G"        -       Janitorial Services - Used for General Standarad
         "H"        -       Sprecial Provisions


RIDER     101 _     -  Work Letter

          201 _     -  Parking Agreement

          301 _     -  Option to Extend
















































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                                        v

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                             OFFICE LEASE AGREEMENT


STATE OF TEXAS                                                    ss.

COUNTY OF HARRIS                                                  ss.



         THIS LEASE (herein so called, both in reference to this Agreement and to the real estate transaction between Landlord and Tenant), made and entered into by and between MISSION LIFE INSURANCE COMPANY , a Texas Corporation ("Landlord"), and Worldport Communications, Inc. , a Corporation (hereinafter called "Tenant").

                                   WITNESSETH:

         Effective on the execution of this Lease (even if the Commencement Date is a later date), Landlord hereby leases to Tenant, and Tenant hereby takes from Landlord, the Demised Premises described in this Agreement, as depicted by the floor plan attached as Exhibit "A", in the office building named as the "Building" below, for the Term set forth in Section 1.1(m) and on the following terms, conditions and covenants:

                                    ARTICLE I

                    FUNDAMENTAL LEASE PROVISIONS: DEFINITIONS

         The following list sets out the Fundamental Lease Provisions and certain other definitions pertaining to the this Lease:

         1.1      Fundamental Lease Provisions
                  (a)      "Landlord":    MISSION LIFE INSURANCE COMPANY
                  (b)      Landlord's Mailing Address:    9235   Katy   Freeway,
                           Houston, Texas 77024
                  (c)      "Tenant":     WORLDPORT COMMUNICATIONS, INC.
                  (d)      Tenant's Mailing Address:
                           (i)      Before the Commence Date:
                           (ii)     After  the  Commencement  Date:   9601  Katy
                           Freeway, Suite  ,200 Houston, Texas 77024
                  (e) "Guarantor(s)" (if applicable, Guaranty attached as Exhibit "E"):
                  (f)      Guarantor's Street Address(es):
                  (g) "Building" (including street address ): Bali III Park Building, 9601 Katy Freeway, Houston, Texas 77024
                  (h)      "Premises":      The  portion  of  the Building to be
                           leased pursuant to this Lease, as shown on the Attached Exhibit
                           "A", containing approximately       4,272
                           square  feet  of  Rentable Area.   The address of the
                           Premises is 9601 Katy Freeway, Suite 200 , Houston, Texas, 77024

                  (i)      "Base Rental":   SEE  ATTACHED  EXHIBIT "H" - SPECIAL
                           PROVISIONS


                  (j)      "Security Deposit"        $     5,100.00
                  (k)      "Anticipated Commencement Date":        APRIL 9, 1997

                  (l)      "Commencement Date":   The date on which the Premises
                           are "ready for occupancy," as defined in Rider 101.


                  (m) "Term": The period of THREE ( 3 ) years beginning with the first day after the Commencement Date (or beginning on the Commencement Date if that date is the first day of a calendar month).


                  (n) "Area of the Building": 45,500, the stipulated total number of square feet of Rentable Area in the Building.

                  (o) "Area of the Premises": 4,272, the stipulated number of square feet of Rentable Area in the Premises.

                  (p) "Landlord's Operating Cost Contribution": $ 5.50 for each square foot in the Area of the Building.

                  (q)      "Broker":                GLENN HARDY

         1.2      Certain Definitions

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                                        1

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                  (a)      "Rentable Area": Area computed in accordance with the
                           current  American  National  Standard  adopted by the
                           Building    Owners    and    Managers     Association
                           International ("BOMA").

                  (b)      "Tenant's Pro Rata Share":   The Area of the Premises
                           divided by the Area of the Building.

                  (c) "Building Facilities": All equipment, machinery, facilities and other personal property located in the Building or on the Land (as hereinafter described) and/or used or utilized solely in connection with the operation and/or maintenance of the Building, or any part thereof.

                  (d) "Land": The parcel of real property more particularly described in Exhibit "B" attached hereto, on which the Building is or will be constructed.

                  (e)      "Project": The Land and the Building, parking related
                           thereto,   all   Building    Facilities    and    all
                           appurtenances pertaining to the foregoing.

                  (f) "Common Area(s)": The portion of the Building which is for the common use of all Tenants (and their customers, clients, invitees, contractors), including among other facilities, corridors, tunnels, elevator foyers, rest rooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending area, lobby area, drinking fountains, meeting rooms, sidewalks, curbs, enclosed mall area, loading areas, lighting facilities, delivery passages, decks and other parking facilities, landscaping, and other common rooms and common facilities.

                  (g) "Service Areas": "Service Areas" will refer to areas, spaces, facilities and equipment serving the Building (whether or not located within the Building) but to which Tenant and other occupants of the Building will not have access, including, but not limited to, mechanical, telephone, electrical and similar rooms, and air and water refrigeration equipment.

                  (h) "Lease Year": A period of Twelve consecutive calendar months (during the Term beginning on January 1 and ending on December 31, except that the first Lease Year begins on the Commencement Date of this Lease and ends on the next following December 31 and the last Lease Year begins on January 1 of the calendar year in which the Term ends and ends on the last day of the Term.

                  (i)      "Rules":       The Rules for the Building attached as
                           Exhibit   D"   as   modified   from  time-to-time  in
                           accordance with Section 4.2.

         1.3      Other Definitions   Other terms defined in this Lease have the
                  meanings assigned to them elsewhere in this Lease.

                                   ARTICLE II

                               MONETARY PROVISIONS

         2.1 Base Rental. Tenant shall pay to Landlord, without offset or deduction, Base Rental for the Premises in monthly installments in advance. Rent begins to accrue hereunder on the Commencement Date. One such monthly installment shall be made on or before the date of execution of this Lease, and alike monthly installment shall be made on or before the Commencement Date and at the first day of each calendar month during the Term, beginning with the second month. Rent for any partial month shall be prorated on a per diem basis. Landlord aquistion waive for Calendar 1997 escalation.

         2.2 Tenant's Share of Certain Costs. In addition to other sums due from Tenant under this Lease, Tenant shall pay to Landlord, in the manner and at the times set forth below, Tenant's Pro Rata Share of Operating Costs, including Energy Costs, for each Lease Year with the exception of calendar year 1997 which Landlord shall waive:

                  (a) Operating Costs. "Operating Costs" means all costs, charges, and expense incurred by Landlord in connection with owning, operating, maintaining, repairing, insuring and managing the Building, and the Building's portion of the Common Areas and Service Areas, computed on an accrual basis and including, with limitation, costs, charges and expenses incurred with respect to the items enumerated as "Operating Cost Examples" in Paragraph A of Exhibit "C" to this Lease, and including Energy Costs. Operating Costs do not include those items enumerated as "Operating Cost Exclusions" in Paragraph B of Exhibit "C" to this Lease. "Energy Costs" means the cost incurred by Landlord for (i) any and all forms of fuel or energy utilized in connection with the operation, maintenance, and use of the Building, Common Areas and Service Areas, (ii) sales, use, excise and other taxers assessed by Governmental authorities on energy sources, and (iii) other reasonable costs of providing energy to the Building, Common Areas and Service Areas. If less than 95% of the Area of the Building is occupied during a Lease Year, then for purposes of determining the Operating Costs for that lease Year shall be determined as if the Building had been occupied to that extent for that Lease Year, taking into account the fixed or variable nature of the particular costs and expenses.

                  (b) Tenant's Pro Rata Share of Operating Costs. Tenant's Pro Rata Share of Operating Costs for any Lease Year is computed by multiplying Tenant's Pro Rata Share times Excess Operating Costs. "Excess Operating Costs" means the difference between
                  (i) the Operating Costs for as Lease Year minus (ii) the product of (A) Landlord's Operating Cost Contribution multiplied times (B) the area of the Building.

                  (c) Estimated Costs. Tenant's Pro Rata Share of Operating Costs for the remainder of the first Lease Year and for each subsequent Lease Year of the Term shall be estimated in good faith by Landlord, and notice of the estimated amounts will be given to Tenant as soon as reasonable before the Commencement Date or the beginning of each Lease Year, as the case may be. For each full Lease Year of the Term, Tenant shall pay to Landlord each month, at the same time the monthly installment of Base Rental is due, an amount equal to one-twelfth (1/12) of the estimated Tenant's Pro Rata Share of Operating Costs due for that year. If the first and last Lease Years are less than full calendar years, then Tenant shall pay to Landlord, each month for those Lease Years, at the same time the monthly installment of Base Rental is due, an amount equal to the amount of estimated Tenant's Pro Rata Share of Operating Costs for the partial Lease Year divided by the number of full calendar months of the partial year.

                  (d) Estimate Revisions. At any time and from time to time during the Term, Landlord may, by giving notice to Tenant, change the monthly amount then payable by Tenant for Tenant's estimated Pro Rata Share of Operating Costs to reflect



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                                        2
                  more accurately, in the reasonable judgment of Landlord, Tenant's actual Pro Rata Share of Operating Costs for the then current Lease Year. Tenant shall begin paying the revised estimated amount together with the next monthly payment of Base Rental due after receipt by Tenant of Landlord's notice.

                  (e) Annual Adjustments. Within 180 days of the end of the Lease Year, or as soon as reasonably possible, Landlord will prepare and deliver to Tenant a statement setting forth the calculation of the actual Tenant's Pro Rata Share of Operating Costs for the previous Lease Year. Within 30 days after receipt of the statement of the actual Tenant's Pro Rate Share of Operating Costs, Tenant shall pay to Landlord, or Landlord will credit against the next rental or other payment or payments due from Tenant, as the case may be, the difference between the actual Tenant's Pro Rata Share of Operating Costs for the preceding Lease Year and the estimated Tenant's Pro Rata Share of Operating Costs paid by Tenant during that year.

                  (f) Final Partial Year. If the Term expires or this Lease terminates before a final determination of the actual Tenant's Pro Rata Share of Operating Costs, then the amount of adjustment between the estimated Tenant's Pro Rata Share and the actual Tenant's Pro Rata Share of Operating Costs payable for the preceding Lease Year and/or the final partial Lease Year of the term will be estimated by the Landlord based on the best data available to Landlord at the time of the estimate. Before the scheduled last day of the Term, or as soon as possible after an earlier termination date, an adjustment will be made between Landlord and Tenant. The obligations set forth in the preceding sentence shall survive expiration or earlier termination of this Lease.

         2.3 Personal Property Taxes. Tenant shall pay, before delinquency, all taxes, fees or charges, rates, duties and assessments that are imposed, levied or assessed directly against Tenant, or indirectly through Landlord, and payable during the Term thereof, on Tenant's equipment, furniture, movable trade fixtures and other personal property located in the Premises. Tenant shall also pay, before delinquency, business and other taxes, fees or charges, rates, duties and assessments imposed, levied or assessed because of Tenant's occupancy of the Premises or on the business or income of Tenant generated from the Premises.

         2.4 Taxes for Leasehold Improvements. If any authority levying real and personal property taxes against the Building includes, as a standard practice for determining the value of the Building for tax purposes, a component for tenant improvements or nonmovable trade fixtures of individual tenants, Tenant shall pay to Landlord any portion of those taxes which is attributable to the value of tenant improvements or nonmovable trade fixtures in the Premises in excess of the value (as of the first day of the Term or as of the date of such levying, whichever date is used by the taxing authority) of Building standard or existing improvements (collectively, "above Standard Improvements"). On receipt of any such tax statement, Landlord will compute Tenant's share of taxes attributable to Above Standard Improvements, and submit a statement to Tenant evidencing the method of calculation. Tenant shall pay to Landlord together with the next monthly installment of Base Rental due after the receipt of Landlord's statement the entire amount due under this
                  Section 2.4. The method of calculation of the share of taxes attributable to Above Standard Improvements will be subject to adjustment by Landlord from time to time in order to reflect the method currently utilized by taxing authorities to calculate taxes for Above Standard Improvements. If Tenant is assessed for taxes for Above Standard Improvements directly by the taxing authorities, then Tenant shall pay them before delinquency and deliver to Landlord copies of receipts for payment of those taxes and assessments no later than ten (10) days before the deadline for payment without imposition of penalty.

         2.5      Late Payments.


                  (a) Late Charge. If any amounts due under this Lease from Tenant to Landlord are not received by Landlord by the tenth
                  (10th) calendar day after the date due, then the amount past due is subject to a five percent 5%) late payment and service charge, payable by Tenant immediately on demand by Landlord, to be applied to defray Landlord's administrative and other overhead expenses.

                  (b) Administrative Reimbursement. If Landlord performs construction, maintenance, or repairs for Tenant under Section 6.3, 8.2, or 13.2 of this Lease, then Tenant shall reimburse Landlord within five (5) days after receipt of an invoice from Landlord for the cost of those items plus an amount equal to fifteen percent (15%) of those costs ("Administrative Reimbursement") to reimburse Landlord for administration and overhead.


         2.6 Security Deposit. On its execution of this Lease, Tenant shall deposit with Landlord, in addition to the advance payment of Base Rental described in Section 2.1, the Security Deposit. The Security Deposit shall be held by Landlord without interest as security for the performance of Tenant's obligations under this Lease. The Security Deposit is not an advance payment of rental or the full measure of liquidated damages on a default by Tenant. On an Event of Default (hereinafter defined), Landlord may, from time to time and without prejudice to any other remedy provided herein or by law, use the Security Deposit to cure the Event of Default. After an application of the Security Deposit, Tenant shall pay to Landlord, on demand, the amount necessary to replenish the Security Deposit to its original amount. On the expiration or termination of the Term, any remaining balance of the Security Deposit shall be returned by Landlord to Tenant if Tenant is not then in default.

                  Unless there has been a permitted assignment of this Lease pursuant to Article XI, and in connection therewith Landlord receives written notice of an assignment of the right to receive the Security Deposit or the remaining balance thereof, Landlord may return the Security Deposit to the original
                  Tenant, regardless of one or more assignments or Tenant's interest in the Security Deposit. In this event, on the return of the Security Deposit (or balance thereof) to the original Tenant (or permitted assignee, as appropriate), Landlord has no further liability with respect to the Security Deposit.

                  On a transfer of the Premises, this Lease or the Building, Landlord may transfer the Security Deposit to the transferee, after which Landlord is released from all liability for the return of the Security Deposit, for which Tenant shall look solely to the transferee.


                                   ARTICLE III

                      PREMISES, COMMON AREAS, SERVICE AREAS

         3.1      Required  Condition  of  Premises.  Except to the extent  that
                  Landlord is obligated to construct improvements in the Premises, and except for Landlord's agreement to complete or correct construction items, as described in the second paragraph of the Section 3.1, as provided on an exhibit attached to this Agreement, the Premises are delivered to Tenant and are being leased "AS IS" and "WITH ALL FAULTS," and Landlord makes no representation or warranty of any kind, expressed or implied, with respect to the



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                                        3
                  condition of the Premises (including habitability, fitness or suitability for particular purpose of the Premises, or that the Building or the improvements to the Premises have been constructed in a good and workmanlike manner). TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD HEREBY DISCLAIMS, AND TENANT WAIVES THE BENEFIT OF, ANY AND ALL IMPLIED
                  WARRANTIES, INCLUDING IMPLIED WARRANTIES OF HABITABILITY, FITNESS OR SUITABILITY FOR PURPOSE, OR THAT THE BUILDING OR THE IMPROVEMENTS IN THE PREMISES HAVE BEEN CONSTRUCTED IN A GOOD WORKMANLIKE MANNER. TENANT EXPRESSLY ACKNOWLEDGES THAT LANDLORD DID NOT CONSTRUCT OR APPROVE THE QUALITY OF CONSTRUCTION OF THE BUILDING.

                  The taking of possession of the Premises by Tenant conclusively established that the Premises and the Building were at that time in satisfactory order and condition except for (i) minor matters of structural, mechanical, electrical, and finish adjustment in the Premises (commonly referred to as "punch list items") specified in reasonable detail on a list delivered by Tenant to Landlord within fifteen (15) days after the date on which Tenant takes possession of the Premises and
                  (ii) defects not discoverable on inspection and about which Tenant notified Landlord within one (1) year after taking possession of the Premises. Landlord neither makes nor offers any other construction warranties of any kind or nature whatsoever.

         3.2      Minor  Variations In Area. The Area of the Premises  contained
                  Section 1.1(o) has been calculated in accordance with the foregoing definitions and is agreed to be the Area of the Premises regardless of minor variations resulting from construction of the Building and/or tenant improvements.

         3.3 Ceilings, Walls, Floors. Tenant acknowledges that pipes, ducts, conduits, wires and equipment serving other parts of the Building may be located above acoustical ceiling surfaces, below floor surfaces or within walls in the Premises.

         3.4 Common and Service Areas. Tenant is hereby granted a non-exclusive right to use the Common Areas during the Term of this Lease for their intended purposes, in common with others, subject to the terms and conditions of this Lease, including, without limitation, the Rules.


         3.5 Delay. If the Premises are not ready for occupancy by Tenant on the Anticipated Commencement Date, for any reason other than a delay caused by Tenant, the obligations of Landlord and Tenant shall nevertheless continue in full force and effect. However, except as otherwise provided in Rider 101, the Term of this Lease shall not begin and rent shall not begin to accrue until the actual Commencement Date. The delay in commencement of the Term and in the accrual of rent described in the foregoing sentence constitutes full settlement of all claims that Tenant might otherwise have by reason of the Premises not being ready for occupancy on the Anticipated Commencement Date.

                  If the Premises are not ready for occupancy by Tenant on the Anticipated Commencement Date due to one or more delays caused by Tenant, or anyone acting under or for the Tenant, or due to any cause other than Landlord's fault, Landlord has no liability and the obligations of Tenant under this Lease (including, without limitation, the obligation to pay rent) shall nevertheless begin as of the Commencement Date.


                                   ARTICLE IV

                                       USE

         4.1 Permitted Use. The Premises shall be used and occupied only for general office purposes, and not otherwise. The Premises are being used by Tenant for commercial, business use and are not residential property.

         4.2 Rules. Tenant's use of the Premises and the Common Areas are subject at all times during the Term to the Rules attached to the Lease as Exhibit "D" and to any modifications of those Rules and any additional Rules from time to time promulgated by Landlord. Additional Rules will not become effective and a part of this Lease until a copy of them has been delivered to Tenant.

                  Landlord will use its best efforts to cause all tenants to comply with the Rules however, the inability of Landlord to cause another occupant of the Building to comply with the Rules will neither excuse Tenant's obligation to comply with the Rules or any other obligation of Tenant under this Lease nor cause Landlord to be liable to Tenant for any damage resulting to Tenant. Tenant shall cause Tenant's employees, servants and agents to comply with the Rules.

         4.3      Additional Covenants of Tenant.

                  (a) Laws, Statutes, Etc. Tenant shall, at Tenant's sole cost, promptly comply with all laws, statutes, ordinances, regulations, guidelines, restrictive covenants or requirements now in force or hereafter enacted and with the requirements of any governmental authority having jurisdiction over the Building, board of fire underwriters, utility company serving the Building or other similar body now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any of the foregoing is conclusive of that fact between Landlord and Tenant.

                  (b) Nuisance. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the operation of the Building or Common Areas or with the rights of other tenants or occupants of the Building or Common Areas or injure, disturb or annoy other tenants or occupants of the Building or Common Areas.

                  (c) Building Reputation. Tenant shall not use or permit the Premises to be used for any objectionable purpose or any purpose which, in the reasonable opinion of the Landlord, harms or tends to harm the business or reputation of the Landlord or Building or reflects unfavorably on the Building, or any part of the building, or deceives or defrauds the public.

                  (d) Fire Hazards. Tenant shall not cause, maintain or permit anything to be done in the Premises nor keep anything in the Premises which will, in the opinion of the Landlord, increase the possibility of fire or other casualty or increase the then existing premiums for or void the coverage of any insurance on the Building or contents of the Building.

         4.4 Control of Building and Common Areas. The Building and Common Areas will be at all times under the exclusive control, management and operation of Landlord. Landlord may from time to time (i) alter or redecorate the Building (including the



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                  Common  Areas  or  Service  Areas)  or  construct   additional
                  facilities  adjoining or  approximate  to the  Building;  (ii)
                  close  temporarily   doors,  entry  ways,  public  spaces  and
                  corridors  and  interrupt  or  suspend  temporarily   Building
                  services and facilities in order to perform any redecorating or alteration or alteration in order to prevent the public from acquiring prescriptive rights in the Common Areas; and
                  (iii) change the name of the Building.

         4.5 Minimization of Disruption. Landlord will attempt not to disrupt Tenant's operations in the Premises during the exercise of Landlord's rights of Section 4.4 or 7.1, but is not required to incur extra expenses in order to minimize the disruption. Tenant hereby waives all claims for damages or injuries or interference with Tenant's business, loss of occupancy, or quiet enjoyment and any other loss resulting from the exercise by Landlord of any right under Section 4.4 or 7.1. No exercise by Landlord of any right under Sections
                  4.4 or 7.1 constitutes actual or constructive eviction or breach of any expressed or implied covenant for quiet enjoyment.


                                    ARTICLE V

                             SERVICES AND UTILITIES

         5.1 Services by Landlord. So long as Tenant is not in default under this Lease, and subject to the conditions and standards contained in this Lease and to standards, limitations and guidelines imposed by governmental authorities and utility companies, Landlord will furnish or cause to be furnished, while Tenant is occupying the Premises, the following services and utilities:

                  (a) Water at the normal temperature of the supply of water to the Building or lavatory and drinking purposes, through fixtures installed by Landlord or by Tenant with Landlords consent;


                  (b) Janitorial cleaning services to those portions of the Premises used for office purposes, five (5) days per week (except on holidays observed by the Building), in accordance with the Specifications used in comparable properties to obtain an acceptable condition.


                  (c) Heated and refrigerated air conditioning, at such temperatures and in such quantities as Landlord determines are reasonably necessary and stated as standard hours of operation in "Exhibit "D" for the reasonably comfortable use and occupancy of the Premises for general office purposes;

                  (d)      Routine maintenance in the Common Areas;

                  (e) Electric current to the Premises for Building standard office lighting and office machines that consume electric current within the limits set forth in Sections 5.3(a)(i);

                  (f) Twenty-four (24) hour, non-exclusive, passenger elevator service and, when scheduled through the Building management, non-exclusive freight elevator service to the floors(s) on which the Premises are located; and

                  (g) Replacement of Building standard light bulbs, and fluorescent tubes in the Premises.

         5.2 Tenant's Obligations. Tenant shall pay for, before delinquency, all telephone charges and the cost or charge for all other materials and services not expressly the obligation of Landlord that are furnished to or used on, in or about the Premises during the Term of this Lease.

         5.3      Tenant's Additional Service Requirements.

                  (a) Additional Services Requiring Landlord's Consent. Except as otherwise expressly provided elsewhere in this Lease (including any exhibit attached to this Lease), Tenant shall not, without Landlord's prior consent in writing, do the following:

                           (i) Install or use special lighting beyond building standard, or any equipment machinery, or device in the Premises which requires a nominal voltage of more than 120 volts, single phase, or which, in Landlords reasonable judgment, exceeds the capacity of existing feeders conductors, risers, or wiring in or to the Premises or Building, or which requires amounts of water in excess of that usually furnished or supplied for use in office space or which will decrease the amount or pressure of water or the amperage or voltage of electricity that Landlord can furnish to other occupants of the Building;

                           (ii) Install or use any heat or cold-generating equipment, machinery, or device that affects the temperature otherwise maintainable by the heat or air conditioning systems of the Building;

                           (iii) Use portions of the Premises for special purposes requiring greater or more difficult cleaning work than office areas, such as, but without limitation, kitchens, reproduction rooms, interior glass partitions, and non-Building standard materials or finishes; or

                           (iv) Accumulate refuse or rubbish (A) in excess of that ordinarily accumulated in business office occupancy, or (B) at times other than Building standard cleaning times.

                  (b) Providing Additional Services. If, in the reasonable opinion of Landlord, additional services to Tenant are necessary, Landlord may:

                           (i) Require that Tenant cease the activity or remove the item (or Landlord may refuse to permit the activity or installation of the item), causing (or which will cause) the need for the additional service, if Landlord and Tenant are not able to agree on a mutually satisfactory method for providing the additional services, or in Landlord's reasonable judgment, providing the additional service is not operationally or economically feasible;

                           (ii) With respect to additional utility consumption, install and maintain separate metering devices, or cause periodic usage surveys to be prepared by an engineer employed by Landlord for that purpose. Cost




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                           of  the  additional  utility   consumption  plus,  if
                           Landlord  installs and   maintains  separate  meters,
                           the costs of the  meters   and of their installation,
                           maintenance and repair, or if Landlord orders usage surveys, the cost of those surveys, is the obligation of Tenant;

                           (iii)  With   respect  to  heat  or   cold-generating
                           equipment, furnish additional heat or air conditioning to the Premises, or install supplementary heating or air conditioning units in the Premises of elsewhere in the Building, or modify the existing heating or air conditioning system in the Premises. The cost of additional heat or air conditioning, supplementary units, or modifications to the existing system is the obligation of Tenant;

                           (iv)  With  respect  to  lighting   beyond   Building
                           standard, purchase and replace, at Tenant's expense, light bulbs and ballasts and/or fixtures; and/or

                           (v) With respect to additional cleaning work, instruct Landlord's janitorial contractor to provide the services, the cost of which is the obligation of Tenant.

                  (c) After Hours Heat or Air Conditioning. Landlord shall, on request and at Tenant's expense, provide after hours heat or air conditioning. The cost of after hours heat or air conditioning will be determined from time to time by Landlord as calculated by an electrical engineer and, on request, confirmed in writing to Tenant as Landlor's actual cost of providing such service.

                  (d) Payment. Tenant shall pay to Landlord the cost of any additional service and any other costs for which Tenant is obligated under Section 5.3(b) or (c) within five (5) days after receipt of an invoice from Landlord.

         5.4 Interruption of Utility Service. Landlord will use its best efforts to provide or cause to be provided the services required of Landlord under this Lease. However, Landlord reserves the right, without any liability to Tenant and without affecting Tenant's covenants and obligations under this Lease, to stop or interrupt or reduce any of the services listed in Section 5.1 or to stop, interrupt or reduce any other services required of Landlord under this Lease, whenever and for so long as may be necessary, in Landlord's reasonable judgment, by reason of (i) accidents or emergencies, (ii) the making of repairs or changes that Landlord in good faith considers necessary or which it is required or permitted by this Lease or by law to make, (iii) difficulty in securing proper supplies of fuel, water, electricity, labor or supplies, (iv) the compliance by Landlord with governmental, quasi-governmental or utility company energy conservation measures, or (v) the exercise by Landlord of any right contained Section 4.4. Landlord shall, on an interruption of a utility service, use its best efforts it cause the service to be resumed as soon as practicable. However, no interruption or stoppage of any services shall be construed as an eviction of Tenant nor will interruption or stoppage cause an abatement of the rent payable under this Lease or in any manner relieve Tenant from any of Tenant's obligations under this Lease. Landlord is not liable for any interruption or stoppage of any services or for any damage to persons or property resulting from that stoppage. See Exhibit H, Special Provisions, Item 5, Essential Services for exception.


                                   ARTICLE VI

                             REPAIRS AND MAINTENANCE

         6.1 Landlord's Repair Obligations. Landlord will, subject to the casualty provisions of Article VIII, maintain the (i) Common Areas and Service Areas, (ii) roof, foundation, exterior windows and load-bearing items of the Building; (iii) exterior (located outside the Premises) surfaces of walls; (iv) plumbing, pipes and conduits located in the Common Areas or Service Areas of the Building; and (v) the Building central heating, Ventilation and air conditioning, electrical, mechanical and plumbing systems. Landlord is not required to make any repair in connection with or resulting from (1) any alteration or modification to the Premises or to Building equipment performed by, for or because of Tenant or to special equipment or systems installed by, for or because of Tenant,
                  (2) the installation, use or operation of Tenant's property, fixtures and equipment, (3) the moving of Tenant's property in or out of the Building or in and about the Premises, (4) Tenant's use or occupancy of the Premises in violation of
                  Article IV or in a manner not contemplated by the parties at the time of execution of this Lease (e.g., subsequent installation of special use rooms), (5) the acts or omissions of Tenant and Tenant's employees, agents, invitees, subtenants, licensees or contractors, or (6) fire or other casualty, except as provided in Article VIII. Depending on the nature of repairs undertaken by Landlord, the cost of the repairs will be borne solely by Landlord or will be reimbursed to Landlord either by a particular tenant or tenants or by all tenants as an operating Cost.

         6.2 Tenant's Obligations. Except for janitorial services provided by Landlord and Landlord's obligations under Sections 3.1 and 6.1, Tenant, at Tenant's expense, shall maintain the Premises in good order, condition and repair including, without limitation, the interior surfaces of the windows, walls and ceilings; floors; wall and floor coverings, window coverings; doors; interior windows; and all switches, fixtures and equipment in the premises. On receipt of reasonable notice from Tenant, Landlord will perform, at the expense of Tenant, all repairs and maintenance to plumbing, pipes and electrical wiring located within walls, above ceiling surfaces and below floor surfaces resulting from the use of the Premises by Tenant. Tenant is not responsible for any plumbing, pipes and electrical wiring, switches, fixtures and equipment located in the Premises but serving another tenant or for portions of the central heat, ventilation and air conditioning, electrical, mechanical and plumbing systems of the Building which are located in the Premises, except for (i) repairs resulting from the acts of Tenant and Tenant's employees, agents, invitees, subtenants, licensees or contractors, (ii) modifications made to any of those systems by, for, or because of Tenant, and
                  (iii) special equipment installed by, for, or because of Tenant.

         6.3 Rights of Landlord. If Tenant fails, in Landlord's reasonable judgment, to maintain the Premises in good order, condition and repair, then Landlord may perform the maintenance, repairs, refurbishing or repairing at Tenant's expense.

         6.4 Condition on Surrender. On the expiration or earlier termination of this Lease, or on the exercise by Landlord of Landlord's right to re-enter the Premises without terminating this Lease, Tenant shall surrender the Premises in the same condition as received or as subsequently improved by Landlord or Tenant, except for (i) ordinary wear and tear, and (ii) damage by fire, earthquake, acts of God or the elements for which damage Landlord has received all insurance proceeds, and shall deliver to Landlord all keys for the Premises and combinations to safes located in the Premises. Tenant shall, at Landlord's option, remove, or cause to be removed, from the Premises or the Building, at Tenant's expense and as of the expiration or termination of this Lease, all signs, notices, displays, millwork, nonmovable trade fixtures, or, subject to Subsection 6.5(d) of this Lease, any non-Building standard



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



                  tenant improvements placed in the Premises or the Building. Tenant shall repair, at Tenant's expense, any damage to the Premises or the Building resulting from the removal of any item, including without limitation, repairing the floor and patching and painting the walls where reasonably required by Landlord. Tenant, however, has no obligation to remove any improvements in place in the Premises at the Commencement Date of this Lease. Tenant's obligations under this Section 6.4 shall survive the expiration or earlier termination of this Lease. If Tenant fails to remove any item of property permitted or required to be removed at the expiration or earlier termination of the Term, Landlord may, at Landlord's option, (a) remove that property from the Premises or Building at Tenant's expense and sell or dispose of it in a manner that Landlord considers advisable, or (b) place that property in storage at Tenant's expense. Any property of Tenant remaining in the Premises ten (10) days after the expiration or termination of this Lease will be deemed to have been abandoned by Tenant.

         6.5      Alterations by Tenant.

                  (a) Approval Required. Tenant shall not make, or cause or permit to be made, any additions, alterations, installations or improvements in or to the Premises (collectively, "Alterations"), without the prior written consent of Landlord. Unless Landlord has waived the requirement in writing, together with Tenant's request for approval of an Alteration, Tenant must also submit details with respect to design concept, plans and specifications, names of and financial and other pertinent information about proposed contractors (including without limitation, the labor organization affiliation or lack of affiliation of any contractors), certificates of insurance to be maintained by Tenant's contractors, hours of construction, proposed construction methods, details with respect to the quality of the proposed work and reasonable evidence of security (such as payment and performance bonds) to assure timely completion and payment of the costs of the work by the contractor. With respect to an Alteration that is visible from outside the Premises, the Alteration must, in the opinion of Landlord, also be architecturally and aesthetically harmonious with the remainder of the Building.

                  (b) Complex Alterations. If the nature, volume or complexity of any proposed Alteration will affect the basic heat, ventilation and air conditioning or other Building Facilities or systems or the Building, Tenant shall furnish to Landlord information reasonably required by Landlord to insure Landlord that the Alternation meet Landlord's reasonable requirements so as not to adversely affect the Building or Building Facilities or systems; otherwise, Landlord may require that the work be designed by consultants designated by Landlord and be performed by Landlord or Landlord's contractors.

                  (c) Standard or Work. All work to be performed by or for Tenant pursuant hereto will be performed diligently and in a first-class, workmanlike manner, and in compliance with all applicable laws, ordinances, regulations and rules of any public authority having jurisdiction over the Building and/or Tenant and, so long as communicated in writing to Tenant, Landlord's insurance carriers. Landlord has the right, but not the obligation, to inspect periodically the work on the Premises and may make required changes in the method or quality of the work.

                  (d) Ownership of alterations. Except for Tenant's telephone system and computer system, all Alterations made by or for Tenant (other than Tenant's movable trade fixtures), immediately become the property of Landlord, without and cabinetry are considered improvements of the Premises and not movable trade fixtures, regardless of how or where affixed. No Alterations will be removed by Tenant from the Premises either during or at the expiration or earlier termination of the Term, and they shall be surrendered as a part of the Premises unless the Alteration is not Building-standard and Landlord has requested that Tenant remove it. Tenant may request at the time of submission to Landlord of Tenant's information in connection with a proposed Alteration that Landlord designate which non-Building standard Tenant improvements resulting from the Alteration are subject to removal at the end of the Term. In the absence of such a request, all non-Building standard improvements resulting from the Alteration are subject to removal in accordance with the provisions of this Lease.

         6.6 Payment of Costs: Mechanic's Liens. Except for costs that Landlord agrees with Tenant in writing to pay (including in an Exhibit or Rider attached to this Lease), Tenant shall pay for all costs incurred or arising out of alterations, additions or improvements in or to the Premises and shall not permit a mechanic's or materialman's lien to be asserted against the Premises. On Landlord's request, Tenant shall deliver to Landlord proof of payment reasonably satisfactory to Landlord of all costs incurred or arising out of any such alterations, additions or improvements.

                  If Tenant contracts with a third party for the construction of improvements in the Premises, or for the supply of materials relating thereto, Tenant shall obtain validly executed and acknowledged lien waivers from any party who might assert a mechanic's or materialmen's lien as a result of Tenant's contract, regardless of the probable or ultimate validity of that lien. If a lien is filed against the Premises or any interest of Landlord or Tenant in the Building, then Tenant shall cause same to be discharged of record within ten (10) days after its filing. If Tenant fails to obtain that discharge, then, in addition to any other right or remedy of Landlord, Landlord may (buy is not obligated to) discharge the lien, either by paying the amount claimed to be due or by procuring a bond, or by any other means. Any amount paid by Landlord to obtain the discharge of the lien, with interest on that amount at the lesser of eighteen percent (18%) per annum or the highest lawful rate, from the date of Landlord's payment to the date of repayment to Landlord, shall be paid by Tenant to Landlord on demand.


                                   ARTICLE VII

                            LANDLORD'S RIGHT OF ENTRY


         7.1 Entry. In addition to its re-entry rights under Section 13.2, Landlord and its authorized agents may, during reasonable hours, enter the Premises (i) to inspect their general condition and state of repair, (ii) to make repairs required or permitted under this Lease, (iii) to show the Premises to any prospective purchaser or mortgagee, or (iv) for any other reasonable purpose. Landlord may show the Premises to a prospective tenant only within the final 90 days of the Term.


         7.2 "For Rent" Signs. During the final 90 days of the Term, Landlord and its authorized agents may erect and maintain on or about the Premises signs advertising the Building or Premises for lease.


                                  ARTICLE VIII

                       INSURANCE, FIRE AND CASUALTY DAMAGE



                                                            Initial      Initial

         8.1 Insurance on Building. Landlord shall maintain fire and extended coverage insurance on the Building in an amount not less than 80% (or such greater percentage as necessary to comply with co-insurance requirements of the policy) of the "replacement cost" thereof, as defined in a Replacement Cost Endorsement to be attached thereto. Subject to the provisions of Section 8.2 and 8.5 below, that insurance is for Landlord's sole benefit and is under its sole control.


         8.2 Casualty Covered by Insurance. If the Building, or any part thereof, is damaged or destroyed by any peril covered by the insurance described in Section 8.1, then Tenant shall give immediate notice thereof to Landlord, and Landlord shall at its sole costs and expense proceed with reasonable diligence to rebuild and repair the damaged areas to substantially the condition in which they existed before the damage or destruction, except that Landlord is not required to rebuild, repair or replace any part of the partitions, fixtures, additions or other improvements placed in, on or about the Premises by Tenant, nor is Landlord required in any event to expend more than the amount of insurance proceeds actually received by Landlord as a result of fire or other casualty.

                  Rental payable by Tenant under this Lease shall be abated to the extent that the Premises are rendered uninhabitable by the casualty.

         8.3 Casualties Not Covered By Landlord's Insurance. If the Premises, or any part thereof, are damaged or destroyed by a casualty other than a peril covered by the insurance to be provided by Landlord under Section 8.1, or if any other improvements situated on the Premises are damaged or destroyed, then Tenant shall at its sole cost and expense proceed with reasonable diligence to rebuild and repair the damaged improvements to substantially the condition in which they existed before the damage or destruction, subject to Landlord's approval of the plans and specifications for the rebuilding and repairing.

         8.4 Tenant's Property Insurance. Tenant shall maintain insurance on all alterations, additions, partitions and improvements erected by or on behalf of Tenant in, on or about the Premises in an amount not less than 80% (or such greater percentage as necessary to comply with co-insurance requirements of the policy) of the "replacement cost" thereof, as defined in the Replacement Cost Endorsement to be attached to the policy.
                  Written evidence of the required insurance coverage or certified copies of policies and receipts evidencing payment of the premiums therefor shall be delivered to Landlord before the Commencement Date. Not less than ten (10) days before the expiration date of any such policies, written evidence of insurance or certified copies of renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. All policies shall be procured by Tenant from financially responsible insurance companies acceptable secured by as mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to that indebtedness, then Landlord may terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the requirement is made by the lienholder, whereupon all further rights and obligations of each party hereunder shall cease and terminate.

         8.6 Termination of Lease. Notwithstanding anything contained to the contrary in this Article VIII, if the Building or the Premises is destroyed by a fire or other casualty to the extent that, in Landlord's reasonable judgment, the Building or the Premises cannot practically be rebuilt to its pre-existing condition within one hundred twenty (120) days, or in any event during the last twelve (12) months of the Term, then Landlord may, at Landlord's sole option, terminate this Lease within ninety (90) days from the date of destruction, by delivering written notice thereof to Tenant, in which case neither party hereto shall have any further obligations hereunder to the other except for Landlord's obligations under Section 2.6.

         8.7 Waiver of Subrogation. Each of Landlord and Tenant waives any and every claim in its favor against the other during the Term of this Lease for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Premises, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies. These mutual waivers are in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss of, or damage to, property of Tenant. Because the mutual waivers will preclude the assignment of a claim by way of subrogation or otherwise to an insurance company (or any other person), each party hereto shall immediately give to each insurance company which has issued to it policies of fire and extended coverage insurance, written notice of the terms of the waiver, and shall cause those insurance policies to be properly endorsed, if necessary, to prevent the invalidation of insurance coverages by reason of the waiver.


                                   ARTICLE IX

                    INDEMNITY AND PUBLIC LIABILITY INSURANCE

         9.1 Indemnity. Landlord is not liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Premises, if caused by the action or inaction of Tenant, its agents, servants or employees, or of any other person entering upon the Premises under the expressed or implied invitation of Tenant, or caused by the Building or the improvements located on the Premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Premises, or due to any cause whatsoever. Tenant hereby indemnifies Landlord and agrees to hold it harmless from any loss, expense or claims, including attorney's fees, arising out of any such damage or injury, except injury to persons or damage to property the sole cause of which is the gross negligence or wilful misconduct of Landlord.

         9.2 Liability Insurance. Tenant shall procure and maintain throughout the Term at its sole cost and expense, a policy or policies of comprehensive general liability insurance, for bodily injury or death or property damage, insuring Landlord and Tenant against all claims, demands, or actions relating to the Premises on an occurrence basis with a minimum combined single limit with policy limits of not less than $1,000,000 per occurrence for injury to persons (including death), and for property damage or destruction, including loss of use. All policies shall be procured by Tenant from financially responsible insurance companies acceptable to Landlord, and shall name Landlord, and any other party reasonably designated by Landlord, as "additional insureds." Written evidence of the required insurance coverage or certified copies of policies and receipts evidencing payment of premiums therefor shall be delivered to Landlord before the Commencement Date. Not less than ten (10) days before the expiration date of any policies, written evidence of insurance or certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. All policies shall provide that not less than thirty (30) days' written notice shall be given to Landlord before a policy may be canceled.




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                                        8

         9.3 Tenant's Failure to Maintain Insurance. If Tenant fails to comply with the foregoing insurance requirements, then Landlord may (in addition to having available to it all other remedies provided herein on the occurrence of an Event of Default) obtain such insurance, and Tenant shall pay to Landlord on demand, as additional rent hereunder, the premium cost thereof plus interest at the lesser of eighteen percent (18%) per annum or the highest lawful rate, from the date of payment by Landlord until payment by Tenant.


                                    ARTICLE X

                                  CONDEMNATION

         10.1 Total or Substantial Condemnation. If all or a substantial part of the Premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain, or is sold to the condemning authority under threat of condemnation, then this Lease shall terminate and the rent shall be abated during the unexpired portion of the Term, effective from the date of taking of the Premises by the condemning authority.

         10.2 Partial Condemnation. If less than a substantial part of the Premises is taken for public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or is sold to the condemning authority under threat of condemnation, then Landlord, at its option, may be written notice to Tenant terminate this Lease or shall forthwith at its sole expense restore and reconstruct the building in which the Premises are located and improvements made by Tenant or any assignee, subtenant or other occupant of the of the Premises) to make the same reasonably suitable for the uses for which the Premises are leased, as provided in
                  Section 4.1.

         10.3 Disposition of Awards. All awards arising from a total or partial taking of the Premises, of Tenant's leasehold estate, or a taking for temporary use shall belong to and be the property of Landlord without any participation by Tenant. Tenant hereby assigns to Landlord any share of any such award that might otherwise be payable to Tenant. Tenant hereby waives any rights it may have with respect to the loss of its leasehold estate pursuant to this Lease and the Premises as a result of


                                   ARTICLE XI

                  ASSIGNMENT, TRANSFER AND SUBLEASING BY TENANT

         11.1     Landlord's Consent Required.

                  (a) No Assignment or Subletting. Tenant shall not assign or in any manner transfer this Lease or any estate or interest therein, or sublet the Premises or any part thereof, or grant any license, concession or other right of occupancy of any portion of the Premises without the prior written consent of Landlord. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's right to any subsequent assignments and sublettings. All assignments and sublettings shall be subject to the use limitations stated in Section 4.1.

                  (b) Required Information. If Tenant desires to assign this Lease or to sublet all or part of the Premises, then Tenant shall notify Landlord at least sixty (60) days in advance of the date on which Tenant desires to make the assignment or enter into the sublease. Tenant shall provide Landlord with a copy of the proposed assignment or sublease, and sufficient information concerning the proposed assignee or subtenant to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed assignee or subtenant.

                  (c)      Landlord's Options.     Within thirty (30) days after
                  Landlord's receipt of the documents and information described in Section (b) above, Landlord has the following options:

                           (i) cancel the Lease as to all of the Premises if Tenant proposes to assign the Lease or sublet more than fifty percent (50%) of the Premises, or cancel the Lease as to the portion of the Premises proposed to be sublet if Tenant proposes to sublet less than fifty percent (50%) of the Premises; or

                           (ii) consent to the proposed assignment or sublease, subject to the other provisions contained in this
                           Article XI; or

                           (iii) refuse to consent to the proposed assignment or sublease but allow Tenant to continue its search for an assignee or subtenant that will be acceptable to Landlord, which option will be deemed to have been elected by Landlord unless Landlord gives Tenant written notice to the contrary.

                  (d) Legal Fees and Other Expenses. To reimburse Landlord for administrative and legal expenses associated with its review and/or preparation of legal documents relating to a proposed assignment or sublease, Tenant shall pay to Landlord the amount of all reasonable legal fees and expenses incurred by Landlord in connection with its review of Tenant's request, plus any legal fees and disbursements incurred in the preparation and review of any documentation. Tenant shall pay these amounts within five (5) days after its receipt of an invoice from Landlord, as additional rent.

         11.2 Transfer of Voting Interest. If Tenant is a corporation or partnership and if any time during the Term of this Lease (including extensions, those persons who own a majority or either the outstanding voting shares or all outstanding shares of capital stock or the controlling partnership interests of Tenant at the time of the execution of this Lease, cease to own a majority of those shares or partnership interest (except as the result of transfers by devise or descent ), then the change in ownership of a majority of those shares or partnership interests is deemed an assignment of this Lease by Tenant and therefore subject in all respects to the provisions of Section 11.1. The previous sentence shall not apply, however, if at the time of the execution of this Lease the outstanding voting shares of capital stock or partnership interests of Tenant are listed on a recognized security exchange or over-the-counter market.

         11.3 No Release. Notwithstanding any assignment or subletting, Tenant and any Guarantor of Tenant's obligations under this Lease shall remain fully responsible and liable for the payment of the rent herein specified and for compliance with




                                                            Initial      Initial
                  all of Tenant's other obligations under this Lease (even if future assignments and sublettings occur after the assignment or subletting by Tenant, and regardless of whether or not Tenant's approval has been obtained for those future assignments and sublettings). Moreover, if the rental due and payable by a sublessee (or a combination of the rental payable for the sublessee plus any bonus or other consideration relating thereto) exceeds the rental payable under this Lease, or if with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee or other transferee exceeds the rental payable under this Lease, then Tenant shall pay to Landlord the excess amounts within ten (10) days after receipt thereof by Tenant. Finally, on an assignment or subletting, it is understood and agreed that all rentals paid to Tenant by an assignee of sublessee are received by Tenant in trust for Landlord, to be forwarded immediately to Landlord without offset or reduction of any kind. On Landlord's election, those rentals shall be paid directly to Landlord as specified under this Lease (to be applied as a credit against Tenant's accrued rental obligations, with any excess being the sole property of Landlord).

         11.4     No Mortgage.    Tenant shall not mortgage, pledge or otherwise
                  encumber its interest in this Lease or in the Premises.

         11.5 Transfer of Landlord's Interest. On a transfer and assignment by Landlord of its interest in this Lease, or all or part of the Building, Landlord shall thereby be released from any further obligations hereunder, and Tenant shall look solely to the successor in interest of Landlord for performance of those obligations. Any security given by Tenant to secure performance oaf Tenant's obligations hereunder may be transferred by Landlord to the successor in interest, and Landlord shall thereby be discharged of any further obligation relating thereto. On a transfer of its interest in the Building or Premises, Landlord may become a mortgagee for proposes of Article XIV.

         11.6     Bankruptcy.       If this Lease is assigned in connection with
                  a bankruptcy proceeding, the provisions of Article XIV apply.

                   oaf Tenant's  obligations  hereunder  may be  transferred  by
                  Landlord to the successor in interest, and Landlord shall thereby be discharged of any further obligation relating thereto. On a transfer of its interest in the Building or Premises, Landlord may become a mortgagee for proposes of
                  Article XIV.

         11.6     Bankruptcy.     If this Lease is assigned in connection with a
                  bankruptcy proceeding, the provisions of Article XIV apply.


                                   ARTICLE XII

                                  HOLDING OVER

         Without in any way affecting Landlord's rights and remedies under this Lease, if Tenant holds over after the expiration or termination of the Lease, then Tenant shall pay as monthly rent during each month of the holdover period an amount equal to 150% of the amount of monthly rent due for the last month of the Term. No holding over by Tenant after the Term of this Lease, either with or without the consent and acquiescence of Landlord, shall extend the Term for a period longer than one month unless that Term is extended in a writing executed by Landlord. Any holding over without the written consent of Landlord shall be on a tenacy-at-sufferance basis. On an unauthorized holding over, Tenant shall indemnify Landlord against all claims for damages with respect to any other lessee or prospective lessee to whom Landlord has leased all or any part of the Premises.


                                  ARTICLE XIII

                     DEFAULT BY TENANT: LANDLORD'S REMEDIES

         13.1     Events of Default.     The following events (individually,  an
                  "Event of Default," and collectively, "Events of Default") constitute defaults under this Lease:

                  (a) Failure of Tenant to pay when due an installment of the rent or any other amount payable to Landlord hereunder.

                  (b) Failure of Tenant to comply with any term, condition or covenant of this Lease.

                  (c) Insolvency of, or the making of a transfer in fraud of creditors or a general assignment for the benefit of creditors by Tenant or a Guarantor of Tenant's obligations under this Lease.

                  (d) Filing of a petition under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof, by Tenant or by a Guarantor of Tenant's obligations under this Lease, or entry of an order for relief in a bankruptcy proceeding against Tenant or a Guarantor.

                  (e) Appointment of a receiver, trustee or liquidator of Tenant or of a Guarantor or for all or substantially all of the assets of Tenant or of a Guarantor of Tenant's obligations under this Lease.

                  (f) Abandonment by Tenant of any substantial portion of the Premises or cessation of use of the Premises for the purpose leased.

                  (g) Assignment of Tenant's interest in this Lease by operation of law.


         13.2 Remedies of Landlord. On the occurrence of an Event of Default listed in Section 13.1, Landlord may pursue any one or more of the following remedies after giving Tenanat seven (7) days written notice of such event of default except as otherwise indicated (and, further, Tenant is liable for damages as provided in Section 13.3):

                  (a) Termination. Terminate this Lease by giving written notice of termination to Tenant, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to so surrender the Premises, then Landlord may, without prejudice to any other remedy it has for possession of the Premises or arrearages in rent or other damages, re-enter and take possession of the Premises and expel or remove Tenant and any other person occupying the Premises or any part thereof, by any lawful means.




                                                            Initial      Initial

                  (b) Continuation of Lease: Reletting of Premises. Landlord may continue this Lease in full force and effect, in which case Tenant is liable for all rents and other amounts payable under this Lease. Landlord may, nevertheless, re-enter and take possession of the Premises, by any lawful means, without terminating this Lease and without being liable for prosecution or for any claim for damages therefor, and relet the Premises and apply the rent received to the account of Tenant. No reletting by Landlord is considered to be for its own account unless Landlord has notified Tenant that this Lease has been terminated. Landlord may relet the Premises for a period or periods of time equal to, lesser or greater than the remainder of the Term, and on whatever terms and conditions Landlord, in its sole discretion, deems advisable. Landlord's action under this subsection (b) is not considered an acceptance of Tenant's surrender of the Premises unless Landlord expressly so notifies or agrees with Tenant in writing.


                  (c) Act for Tenant. Re-enter the Premises by any lawful means, without terminating this Lease, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant shall pay to Landlord, on demand, expenses incurred by Landlord in effecting compliance with Tenant's obligations under this Lease, plus interest thereon at the lesser of 18% per annum or the highest lawful rate, from the date expended until repaid. Landlord is not liable for any damages resulting to Tenant from such action, whether caused by negligence of Landlord or otherwise.


                  (e) Recapture of Advance Benefits. In addition to the remedies set forth in Section 13.2(a)-(d), inclusive, on the occurrence of an Event of Default by Tenant under this Lease with respect to which Landlord elects either to terminate this Lease or, without terminating this Lease, to terminate Tenant's possession of the Premises, (i) Tenant shall pay to Landlord in cash on demand an amount equal to all "Reimbursable Costs" (as defined below) for which Tenant has not yet vested (as defined below), and (ii) any remaining rental abatement and/or other concessions that have not yet accrued under this Lease shall terminate. As used herein, the "Reimbursable Costs"
                  means the total of (i) the aggregate dollar value of all rental abatements that Tenant has received under this Lease;
                  (ii) any amount paid by Landlord for tenant leasehold improvements in the Premises; and (iii) the aggregate dollar amount which has been paid to or on behalf of Tenant under this Lease, including, without limitation, any brokerage commission paid and/or payable by Landlord in connection with execution of this Lease. Because the Reimbursable Costs were incurred by Landlord in reliance on Tenant's fully performing Tenant's obligations under this Lease. Tenant hereby acknowledges that Landlord will be damaged on a default by Tenant in an amount equal to the aggregate dollar value of the Reimbursable Costs for which Tenant has not yet vested, in addition to (and not in lieu of) any other damages suffered by Landlord. Tenant shall vest as to Reimbursable Costs at the rate of (A) 100% divided by the number of months in the initial Term for which Tenant is obligated to pay full rent,
                  (B) multiplied by the number of months for which Tenant has paid full rent and is not otherwise in default hereunder. No vesting shall occur with respect to any month for which Tenant has not paid rent or in which Tenant is otherwise in default hereunder. For example, if Tenant is obligated to pay full rent for 50 months, then Tenant shall vest hereunder at the rate of 2% for each month for which it pays full rent.

                  (f) Lease Remedies Not Exclusive: Lease Supersedes Property Code. Pursuit of any of the foregoing remedies does not constitute an irrevocable election of remedies nor preclude pursuit of any other remedy provided elsewhere in this Lease or by applicable law, and none is exclusive of another unless so provided in this Lease or by applicable law. Likewise, forbearance by landlord to enforce one or more of the remedies available to it on an Event of Default does not constitute a waiver of that default or of the right to exercise that remedy later or of any rent, damages or other amounts due to Landlord hereunder. In the case of a conflict, and to the extent that
                  Section 92 of the Texas Property Code applies to this Lease, the terms of this Lease supersede and control the provisions of Section 92 of the Texas Property Code.

         13.3     Tenant's Liability For Landlord's Damages.

                  (a) In General. In all events, Tenant is liable for all damages of whatever kind or nature, direct or indirect, suffered by Landlord as a result of the occurrence of an Event of Default. If Tenant fails to promptly pay Landlord for the damages suffered, Landlord may pursue a monetary recovery from Tenant. Included among those damages are all expenses incurred by Landlord in repossessing the Premises (including, among other expenses, increased insurance premiums resulting from Tenant's vacancy), all expenses incurred by Landlord in reletting the Premises (including, among other expenses, those incurred for repairs, remodelling, replacements, advertisements and brokerage fees), all concessions granted to a new tenant on a reletting, all losses incurred by Landlord as a result of Tenant's default (including, among other losses, any adverse reaction by Landlord's mortgagee or by other tenants or prospective tenants of the Building) and a reasonable allowance for Landlord's administrative efforts, salaries and overhead attributable directly or indirectly to Tenant's default and Landlord's pursuit of the rights and remedies provided under this Lease or by applicable law.

                  (b) Termination of Lease. If Landlord terminates this Lease under Section 13.2(a), then Tenant shall pay to Landlord on demand the amount of all loss and damage suffered by Landlord by reason of the termination, to be determined by one or a combination of the following measures of damages:

                           (i) Until Landlord is able, through good faith efforts (the nature of which shall be at Landlord's sole discretion), to relet the Premises, Tenant shall pay to Landlord on or before the first day of each calendar month, the amounts required to be paid by Tenant under this Lease. After the Premises have been relet by Landlord, Tenant shall pay to Landlord on the 20th day of each calendar month, the difference between the amount required to be paid by Tenant under this Lease for that calendar month and the amount actually collected by Landlord for that month. If it becomes necessary for Landlord to bring suit to collect a deficiency, Landlord may allow the deficiency to accumulate and may bring an action on several or all of the accrued deficiencies at one time. No suit shall prejudice in any way Landlord's right to bring a similar action for any deficiency or deficiencies that arise later. Any amount collected by Landlord form subsequent tenants for any calendar month which exceeds the amounts required to be paid by Tenant under this Lease shall be credited to reduce Tenant's liability for any calendar month for which the amount collected by Landlord is less than the amount required to be paid by Tenant, as Tenant's sole right to that excess.

                           (ii) When Landlord  desires to do so, including after
                  it has elected to proceed under subparagraph (i) immediately above (that election not being exclusive under this Lease). Landlord may demand a final settlement. On that demand, Landlord is entitled to receive from Tenant the difference between the total of all amounts required to be paid by Tenant under this Lease for the remainder of the Term minus the reasonable rental value of the Premises for that period, with such difference to be discounted to a present value based on a rate equal to the rate of interest allowed by law in Texas




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                                       11
                  when the parties to a contact have not agreed on a particular rate of interest (or, in the absence of such a stipulated rate, at the rate of 10% per annum).

                           (iii) Landlord's election to proceed under subsection
                  (i) above shall not prejudice its right thereafter to cancel that election in favor of the remedy described in subsection
                  (ii) above, so long as at the time of that cancellation, Tenant is still in default.

                  (c) Continuation of Lease: Reletting of Premises. If Landlord elects to continue this Lease in effect, then Tenant is liable for the rent and other accounts due hereunder. If Landlord relets the Premises for the account of Tenant, then the amounts actually received by Landlord shall be credited to the amounts owed by Tenant under this lease (including the amounts described in Section 13.3(a)).



                                   ARTICLE XIV

                       BANKRUPTCY OR INSOLVENCY OF TENANT

         14.1 Liquidation. If Tenant becomes a debtor under Chapter 7 of the federal Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq. (the "Bankruptcy Code"), and Tenant's trustee or Tenant elects to assume this Lease for the purpose of assigning it, or otherwise, then that election and assignment may be made only if the provisions of Sections 14.2 and 14.4 are satisfied. If Tenant or Tenant's trustee fails to elect to assume this Lease within 60 days after an order for relief is entered against Tenant, or such additional time as is provided by the court within that 60-day period, then this Lease shall be deemed to have been rejected. Immediately after that rejection, Landlord may repossess the Premises without further obligation to Tenant or Tenant's trustee and this Lease shall terminate, but Landlord's right to be compensated for damages (including, without limitation, liquidated damaged provided for under this Lease) in any such proceeding shall survive.

         14.2 Reorganization. If a petition for reorganization or adjustment of debts is filed concerning Tenant under Chapter 11 of the Bankruptcy Code, or a proceeding is filed under Chapter 7 of the Bankruptcy Code and is converted to a Chapter 11 case, then Tenant's trustee or Tenant, as debtor-in-possession, must elect to assume this Lease within 120 days after an order for relief is entered against Tenant, or Tenant's trustee or the debtor-in-possession shall be deemed to have rejected this Lease. If Tenant, Tenant's trustee or the debtor-in-possession fails to perform all of Tenant's obligations under this Lease within the time periods (excluding grace periods) required for that performance, then no election by Tenant's trustee or the debtor-in-possession to assume this Lease, whether under Chapter 7 or Chapter 11, is effective unless each of the following conditions has been satisfied.

                  (a) Defaults Cured. Tenant's trustee or the debtor-in-possession cures all defaults under the Lease, or provides Landlord with Assurance (as defined below) that it will cure, (i) all defaults that can be cured by the payment of money within 10 days from the date of such assumption and
                  (ii) all other defaults under this Lease that can be cured by the performance of the act needed to effect the cure promptly after the date of assumption.

                  (b) Compensation for Damages. Tenant's trustee or the debtor-in-possession and, if this Lease has been guaranteed, Guarantor compensates, or provides Landlord with Assurance that within 10 days from the date of such assumption it will compensate, Landlord for any actual pecuniary loss incurred by Landlord arising from the default of Tenant, Tenant's trustee, or the debtor-in-possession as indicated in any statement of actual pecuniary loss sent by Landlord to Tenant's trustee or the debtor-in-possession.

                  (c) Assurance of Future Performance. Tenant's trustee or the debtor-in-possession provides Landlord with Assurance of the future performance of the obligations of Tenant under the Lease, Lessee's trustee or the debtor-in- possession, and if that Assurance has been provided, Tenant's trustee or the debtor-in-possession shall also (i) deposit with Landlord, as security for the timely payment of rent under this Lease, an amount equal to three (3) months' Base Rental, and (ii) pay in advance to Landlord on the date that Base Rental is due and payable, one-twelfth (1/12) of Tenant's annual obligations for any other purpose (e.g., taxes and insurance) pursuant to this Lease. The obligations imposed on Tenant's trustee or the debtor-in-possession shall continue with respect to Tenant or any assignee of this Lease after the completion of bankruptcy proceedings.

                  (d) No Breach of Other Obligations. The assumption will not breach or cause a default under any provision of any other lease, mortgage, financing agreement or other agreement by which Landlord is bound relating to the Premises or any larger development of which the Premises are a part.

                  For purposes of this Article XIV, Landlord and Tenant acknowledge that "Assurance" means no less than (i) Tenant's trustee or the debtor-in-possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease and there has been deposited with Landlord, or the Bankruptcy Court has entered an order segregating, sufficient cash payable to Landlord, and/or Tenant's trustee or the debtor-in-possession shall have been granted a valid and perfected first lien and security interest and/or mortgage in property of Tenant, Tenant's trustee or the debtor-in- possession, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of Tenant, Tenant's trustee or the debtor-in-possession to cure the defaults under this Lease, monetary and/or non-monetary, within the time periods set forth above, and (if this Lease has been guaranteed) (ii) Guarantor has cured all defaults under this Lease that can be cured by the payment of money and has undertaken to promptly cure all other defaults under this Lease that can be cured by the performance of any act and, if this Lease has been guaranteed, Landlord has received a duly authorized and binding undertaking of Guarantor that Guarantor remains obligated under its Guaranty to the same extent as if the circumstances giving rise to the requirement that Assurance be provided had not occurred, together with a statement of Guarantor's certified public accountants certifying that the net worth of Guarantor, on a consolidated basis but exclusive of any net worth of Lessee, is in excess of $250,000.00. For an individual Guarantor, there shall be excluded from the Guarantor's net worth for purposes hereof any equity in the Guarantor's principal residence. For a non-individual Guarantor, there shall be excluded from that Guarantor's net worth for purposes hereof its basis in its fixed assets, including land and buildings.




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



         14.3 Subsequent Liquidation or Petition. If this Lease is assumed in accordance with Section 14.2 and thereafter Tenant is liquidated or files a petition for reorganization or adjustment of debts under Chapter 11 of the Bankruptcy Code, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder, by giving Tenant notice of its election so to terminate within 30 days after occurrence of either of such events.




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                                       13

         14.4     Assignment.

                  (a) Adequate Assurance of Future Performance. If Tenant's trustee or the debtor-in-possession assumes this Lease pursuant to the terms and provisions of Sections 14.1 or 14.2 for the purpose of assigning (or otherwise elects to assign) this Lease to an assignee other than Guarantor, then this
                  Lease may be so assigned only if the proposed assignee provides adequate assurance of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant including, without limitation, the obligation to pay Base Rental. As used herein, "adequate assurance of future performance" means that no less than each of the following conditions has been satisfied:

                           (i) The proposed assignee has furnished Landlord with
                  either (A) a current financial statement audited by a certified public accountant indicating a net worth and working capital in amounts that Landlord reasonably determines are sufficient to assure the future performance by the assignee of Tenant's obligations under this Lease or (B) a guaranty, or guaranties, in form and substance satisfactory to Landlord from one or more persons with a net worth and working capital in amounts that Landlord reasonably determines are sufficient to assure the future performance of Tenant's obligations under this Lease.

                           (ii) The  proposed  assignment  will not  release  or
                  impair any guaranty of the obligations of Tenant (including Guarantor and the proposed assignee) under this Lease.

                           (iii) The proposed assignee and its guarantors have a
                  demonstrated financial condition and operating performance similar or superior to that of Tenant and any Guarantor of Tenant's obligations under this Lease at the date that Tenant became a tenant hereunder.

                  (b) Any and all monies or other considerations payable or otherwise to be delivered in connection with the assignment referred to in subparagraph (i) next above shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord.

                  (c) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall on demand execute and deliver to Landlord an instrument confirming the assumption.

         14.5 Reasonable Charges. When, pursuant to the Bankruptcy Code, Tenant's trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of the Premises, the charges shall not be less than the Base Rental and all other amounts payable to Tenant under this Lease.

         14.6     Consent.  Neither  the  whole  nor  any  portion  of  Tenant's interest in this Lease or its estate in the Premises shall pass to any trustee, receiver, assignee for the benefit of credits, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant unless Landlord has consented to the transfer in writing. No acceptance by Landlord of Base Rental or any other payments from a trustee, receiver, assignee, person or other entity shall be deemed to constitute such consent by Landlord, nor shall it be deemed a waiver of Landlord's right to terminate this Lease for transfer of Tenant's interest under this Lease without such consent.

         14.7 Intent. Landlord and Tenant acknowledge, for themselves and for each of their successors and assigns, their intent to have the applicable provisions of ss 365 of the Bankruptcy Code, or any successor provision, apply to this Lease.


                                   ARTICLE XV

                                  LIEN FOR RENT

         IN CONSIDERATION OF THE MUTUAL BENEFITS ARISING UNDER THIS LEASE, TENANT HEREBY GRANTS TO LANDLORD A LIEN AND SECURITY INTEREST IN ALL PROPERTY OF TENANT (INCLUDING, BUT NOT LIMITED TO, ALL FIXTURES, MACHINERY, EQUIPMENT, FURNISHINGS, AND OTHER ARTICLES OF PERSONAL PROPERTY NOW OR HEREAFTER PLACED IN OR ON THE PREMISES BY TENANT, TOGETHER WITH THE PROCEEDS FROM THE DISPOSITION OF THE THOSE ITEMS) [THE "COLLATERAL"], NOW OR HEREAFTER PLACED IN OR UPON THE
PREMISES, AS SECURITY FOR PAYMENT OF ALL RENT AND OTHER SUMS AGREED TO BE PAID BY TENANT HEREIN. THE PROVISIONS OF THIS ARTICLE XV CONSTITUTE A SECURITY
AGREEMENT UNDER THE TEXAS UNIFORM COMMERCIAL CODE, AND LANDLORD HAS AND MAY ENFORCE A SECURITY INTEREST IN THE COLLATERAL. THE COLLATERAL SHALL NOT BE REMOVED WITHOUT THE CONSENT OF LANDLORD UNTIL ALL ARREARAGES IN RENT AND OTHER SUMS OF MONEY THEN DUE TO LANDLORD HEREUNDER HAVE BEEN PAID AND DISCHARGED. ON OR BEFORE THE COMMENCEMENT DATE, TENANT SHALL EXECUTE, AS DEBTOR, TWO OR MORE FINANCING STATEMENTS, IN THE FORMS OF EXHIBIT"F" ATTACHED HERETO, TO PERFECT THIS SECURITY INTEREST PURSUANT TO THE TEXAS UNIFORM COMMERCIAL CODE. LANDLORD MAY AT ITS ELECTION AT ANY TIME FILE A COPY OF THIS LEASE AS A FINANCING
STATEMENT. LANDLORD, AS SECURED PARTY, HAS ALL OF THE RIGHTS AND REMEDIES AFFORDED A SECURED PARTY UNDER THE TEXAS UNIFORM COMMERCIAL CODE IN ADDITION TO AND CUMULATIVE OF THE LANDLORD'S LIENS AND RIGHTS PROVIDED BY LAW OR BY THE OTHER TERMS AND PROVISIONS OF THIS LEASE.






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



                                   ARTICLE XVI

                          SUBORDINATION AND ATTORNMENT

         Landlord may transfer, assign, mortgage and convey in whole or in part the Building or the Land, and any and all of its rights under this Lease, and noting herein shall be construed as a restriction on Landlord's right to do so. Tenant hereby subordinates this Lease and all rights of Tenant hereunder to the lien of any mortgage or deed of trust now or hereafter placed against the Premises, and all renewals substitutions and extensions thereof, and all such liens are superior to and prior to this Lease. If a mortgagee or other lienholder acquires the Premises as a purchaser at a foreclosure sale (any such mortgagee or other lienholder or purchaser at a foreclosure sale being each hereinafter referred to as the "Purchaser at Foreclosure"), then Tenant shall (at the sole and absolute election of the Purchaser at Foreclosure) thereafter remain bound to the same effect as if a new and identical Lease between the Purchaser at Foreclosure, as Landlord, and Tenant, as Tenant, had been entered into for the remainder of the Term of the Leaser in effect at the time of foreclosure. Tenant shall, on request, execute any certificate or instrument necessary desirable further to effect the subordination of this Lease to the mortgage or deed of trust liens, or to confirm a lienholder's election to continue the Lease in effect after foreclosure, as above provided. Tenant shall attorn and pay rent to the Purchaser at Foreclosure as if that party were a signatory to this Agreement. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or instrument time to subordinate its lien to this Lease and to Tenant's rights hereunder such that a foreclosure of that lien will result in the purchase of the affected property subject to the rights of Tenant hereunder, and Tenant has no right or ability to unilaterally prevent that result. On an act or omission by Landlord which might allow Tenant to terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right until (i) it has given written notice to the holder of any mortgage, deed of trust or other lien on the Premises, of the act or omission, and (ii) a reasonable period for remedying the act or omission has elapsed following the giving of notice.


                                  ARTICLE XVII

                             TENANT ESTOPPEL LETTER

         On the request of Landlord  made from  time-to-time  with at least five
(5) business days' notice, Tenant shall execute and deliver to Landlord, or to a mortgagee or prospective purchaser as directed by Landlord, a statement in writing certifying that, among other things, (i) all of the construction work in or relating to the Premises has been satisfactorily completed, (ii) Tenant has accepted the work in or relating to, and is in possession of, the Premises,
(iii) the Lease is in full force and effect and has not been amended, modified or superseded, (iv) there is no existing default on Landlord's or Tenant's part,
(v) rent has begun to accrue but has not been paid more than one month in advance, (vi) Tenant has no knowledge of any pledge or assignment by Landlord of the Lease or rentals due thereunder, except for the assignment to Landlord's lenders. If any of the foregoing matters is not true at the time that Landlord requests the written statement, then Tenant shall specify in detail any differences.


                                  ARTICLE XVIII

                                 QUIET ENJOYMENT

         Landlord has neither made nor authorized any other person (including Broker or any other brokers) to make any representations, covenants or warranties with respect to the Premises except as expressly set forth in this Lease. Landlord warrants that it has full right and power to execute and perform this Lease and to grant the estate demised herein and that Tenant, on payment of the rent and performance of the covenants herein contained, shall peaceably and quietly have, hold and enjoy the Premises during the full Term of the Lease, subject to the rights of lienholders under Article XVI and if, Landlord is the lessee under a ground lease, to the rights of a lessor under a ground lease.


                                   ARTICLE XIX

                                NO IMPLIED WAIVER

         Landlord's failure to insist at any time on the strict performance of any covenant or agreement, or its failure to exercise any option, right, power or remedy contained in this Lease, shall not be construed as a waiver or a relinquishment thereof for the future. The waiver of or redress for any violation of any term, covenant, agreement, or condition contained in this Lease shall not prevent a subsequent act being a violation. Landlord shall be considered to have waived a provision of this Lease only if specifically expressed in a writing signed by Landlord. No expressed waiver shall affect any matter other than the one specified in the waiver and only for the time and in the manner specifically stated. Landlord's receipt of rent with knowledge of the breach of a covenant or agreement contained in this Lease shall not be deemed a waiver of the breach. No payment by Tenant or acceptance by Landlord of a lesser amount than the monthly installment of rent due under this Lease shall be considered other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction. Landlord may accept a check or payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedy provided in this Lease.


                                   ARTICLE XX

                                     NOTICES

         Each provision of this Lease or any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, communication, request, reply or advice (hereinafter severally and collectively called "notice"), or with reference to the making of any payment by Tenant to Landlord, shall have been complied with when and if the following steps are taken:

         20.1 Payments Due Landlord. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord in the County in which the Building is located, at the address set out in Section 1.1, or at such other address as Landlord specified from time to time. All such payments shall, for the purposes of this Lease, notwithstanding the provisions of Section 20.2 be deemed paid only when actually received by Landlord. Except as may be provided otherwise in this Lease, all amounts payable under this Lease shall be payable in coin or currency of the United States of American which at the time of payment is legal tender for public and private debts.




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                                       15

         20.2 Notices. Any notice or document required to be delivered hereunder, or any notice given by either party hereto to the other party, shall be deemed to be delivered if actually received or, whether or not received, on deposit in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested), addressed to the appropriate party at its respective address set out in Section
                  1.1 or at such other address as that party has theretofore specified in accordance with Section 20.3. Notice given in any other manner is effective only if and when received by the party to be notified. If a party intentionally avoids receipt of notice, then notice is deemed received given by any means by which services of process can be effected under applicable law.

         20.3 Change in Addresses. The parties hereto and their respective heirs, successors, legal representatives, and assigns may from time to time change their respective addresses by giving at lease fifteen (15) days' written notice to the other party, delivered in compliance with this Article XX.


                                   ARTICLE XXI

                              SUBSTITUTION OF SPACE


         21.1






                                  ARTICLE XXII

                                  MISCELLANEOUS

         22.1 Attorney's Fees. If, as a result of any breach or default by Tenant of its respective obligations under this Lease, Landlord employs an attorney to enforce or defend any of its right or remedies hereunder, and if Landlord prevails, than Tenant shall pay to Landlord the reasonable attorney's fees incurred by Landlord.

         22.2 Broker's Commission. Tenant and Landlord hereby indemnify each other, and shall hold each other harmless from and against, all liabilities arising from any claim for a "broker's or leasing agent's" commission, other than with respect to the commissions which the indemnified party has agreed, in writing, to pay, including any agreed to be paid to the Broker(s) named in Section 1.1(q).

         22.3 Force Majeure. If the performance by Landlord of any provision of this Lease is delayed or prevented by any act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil riot, flood, and other cause not within the control of Landlord, then the period for Landlord's performance of the provision shall be automatically extended for the same amount of time that Landlord is so delayed or hindered.

         22.4 Use of Language. Words of any gender used in this Lease include any other gender, and words in the singular include the plural, unless the context otherwise requires.

         22.5     Captions.       The captions or headings of paragraphs in this
                  Lease are inserted for convenience only, and shall not be considered in construing the provisions hereof if any question of intent arises.

         22.6 Successors. The terms, conditions and covenants contained in this Lease inure to the benefit of, and are binding on, the parties hereto and their respective successors in interest, assigns and legal representatives, except as otherwise herein expressly provided. All rights, powers, privileges,immunities and duties of Landlord under this Lease, including without limitation, notices required or permitted to be delivered by Landlord to tenant hereunder, may, at Landlord's option, be exercised or performed by Landlord's agent attorney.

         22.7 Sublease. If this Lease is in fact a sublease, then Tenant accepts this Lease subject to all of the terms and conditions of the lease under which Landlord holds the Premises as lessee. Tenant shall do no act or thing that would constitute a violation by Landlord of its obligation under such lease.




                                                            Initial      Initial

         22.8 Severability. If any provision of this Lease is finally held by a court of competent jurisdiction to be invalid or unenforceable, then the invalid or unenforceable provision shall be deemed severed from this Lease and the validity and enforceability of the remaining provisions of this Lease shall be unaffected.

         22.9 Charges For Services. Any amount payable by Tenant to Landlord hereunder is considered to be rent due and shall be included in any lien for rent. The non-payment of any such amounts due is an Event of Default hereunder giving rise to Landlord's exercise of any remedies available hereunder or at law.

         22.10 Personal Liability. Landlord's liability to Tenant for any default by Landlord under this Lease is limited to Landlord's interest in the Building and the Land, and Tenant agrees to look solely to Landlord's interest therein for the recovery of any judgment against Landlord, it being intended that neither Landlord nor any of its partners, shareholders, agents, affiliates, officers or directors shall be personally liable for any judgment or deficiency.

         22.11 Damage From Certain Causes. Landlord is not liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority, or for any damage or inconvenience that may arise through repair or alteration of any part of the Land, the Building or the Premises, or a failure to make any such repairs.

         22.12 Notice And Cure to Landlord and Mortgagee. On any act or omission by Landlord which might give, or which Tenant claims or intends to claim gives. Tenant the right to damages from Landlord or the right to terminate this Lease by reason of a constructive or actual eviction from all or part of the Premises, or otherwise, Tenant shall not sue for damages or attempt to terminate until it has given written notice of the act or omission to Landlord and to the holder(s) of the indebtedness or other obligations secured by any mortgage or deed of trust affecting the Premises, and a reasonable period of time for remedying the act or omission has elapsed following the giving of the notice, during which time Landlord and the lienholder(s), or either of them, their agents or employees, may enter upon the Premises and do therein whatever is necessary to remedy the act or omission. During the period after the giving of notice and during the remedying of the act or omission, the Base Rental payable by Tenant shall not be abated and apportioned except to the extent that the Premises are untenantable.

         22.13 Governing Law. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the local laws of the State of Texas.

         22.14 No Reduction of Rental. Except as otherwise expressly and unequivocally provided in this Agreement, Tenant shall not for any reason withhold or reduce the amounts payable by Tenant under this Lease, it being understood that the obligations of Landlord hereunder are independent of Tenant's obligations. In this regard, if Landlord commences any proceedings against Tenant for nonpayment of rentals or any other sum due and payable by Tenant under this Lease, Tenant shall not interpose a counterclaim or other claim against Landlord of claim against Landlord in such proceedings, then in addition to any other lawful remedy of Landlord, on motion of Landlord the counterclaim or other claim asserted by Tenant shall be severed out of the proceedings instituted by Landlord and those proceedings may proceed to final judgment separately and apart from and without consolidation with or reference to the status of the counter claim or any other claim asserted by Tenant. Furthermore, if Landlord is required by a governmental authority to reduce energy consumption, to impose a parking or similar charge with respect to the Building, to restrict the hours of operation of, limit access to or reduced parking spaces available at the Building, or take other limiting actions, then Tenant is not entitled to rent abatement or to terminate this Lease.

         22.15 No Partnership. Notwithstanding the fact that a portion of the rent reserved under this Lease may be a percentage of Tenant's Gross Sales, and notwithstanding anything else to the contrary, Landlord is not and under no circumstances shall it be considered to be a partner of Tenant or engaged in a joint venture with Tenant.

         22.16    No Oral Changes.   This Lease may not be changed or terminated
                  orally, but only in writing executed by both parties hereto.

         22.17 ENTIRETY: NO REPRESENTATIONS AND WARRANTIES. THIS LEASE, INCLUDING ONLY THE ATTACHMENTS HERETO SPECIFIED IN SECTION 22.18, EMBODIES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, INCLUDING ANY LETTERS OF INTENT, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. LANDLORD HAS NOT MADE, AND TENANT MAY NOT RELY ON, ANY REPRESENTATIONS OR WARRANTIES WITH REGARD TO THE BUILDING, PREMISES OR OTHERWISE, EXPRESSED OR IMPLIED, EXCEPT AS STATED IN THIS LEASE. IN PARTICULAR, LANDLORD HAS NOT AUTHORIZED ANY AGENT OR BROKER TO MAKE A REPRESENTATION OR WARRANTY INCONSISTENT WITH THE TERMS OF THIS LEASE AND TENANT MAY NOT RELY ON ANY SUCH INCONSISTENT REPRESENTATION OR WARRANTY.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         22.18 Attachments. If the box next to any of the following documents is marked, then the document is attached to this Lease, and it, as well as all drawings and documents prepared pursuant thereto, are a part of this Lease:

Exhibit "A"       -        Floor Plan
Exhibit "B"       -        Legal Description
Exhibit "C"       -        Operating Cost Computation
Exhibit "D"       -        Rules
Exhibit "E"       -        Guaranty of Lease Agreement         PURPOSELY OMITTED

Exhibit "F"       -        Financing Statements                PURPOSELY OMITTED

Exhibit "G"       -        Janitorial Services         USED FOR GENERAL STANDARD
Exhibit "H"       -        Special Provisions



                                                            Initial      Initial

Rider 101         -        Work Letter
Rider 201         -        Parking Agreement
Rider 301         -        Option to Extend

THIS LEASE is executed and effective this  15th  day of  April,  1997.




                                 LANDLORD:  MISSION LIFE INSURANCE COMPANY

                                 a Texas Corporation


                                 By:         /s/ Donald C. Earthman

                                 Name:     Donald C. Earthman

                                 Title:      Executive Vice President & C.E.O.


                                 TENANT: WORLDPORT COMMUNICATIONS, INC.

                                 an             Corporation

                                 By:            /s/ John W. Dalton

                                 Name:       John W. Dalton

                                 Title:          President & CEO








                                                            Initial      Initial

                                    RIDER 101

                         ATTACHED TO AND MADE A PART OF
                             OFFICE LEASE AGREEMENT


                                   Work Letter


Landlord shall have the carpet cleaned and the paint touched up as needed in the Leased Premises described herein, not to exceed fifty cents ($ .50) per net rentable square foot of lease area.


                                  RIDER 101A-1
                                                            Initial      Initial

                                   RIDER 201A
                         ATTACHED TO AND MADE A PART OF
                             OFFICE LEASE AGREEMENT
                               PARKING AGREEMENT


1. (a) Parking Spaces - Tenant's Obligation. Landlord shall permit Tenant to use, and Tenant shall pay Landlord for, at all times during the term of this Lease, parking spaces associated with the Building in the following quantities and for the Basic Parking Charge (herein so called ) set forth below for each parking space:

                        Reserved
                    Number of Spaces                            Basic Parking
                                                               Charge per Space

                     ONE                 (      1        ) $  -0-  per month
         --------------------------------  ---------------   ----------------
         and
                     THREE               (       3        ) $  25.00  per month
         --------------------------------  ----------------  -------------------


         (b) Parking Spaces - Tenant's Option. In addition to the parking spaces, if any, that Tenant is obligated to pay for under paragraph (a) above, Landlord shall permit Tenant to use, at its option, additional spaces such that the total number of spaces available to Tenant from time to time equals one space for each 429 square feet of Area of the Premises. Tenant shall pay the Basic Parking Charge for each parking space used by it pursuant to this paragraph (b).


2. Basic Parking Charge. Tenant shall pay to Landlord during the term of this Lease, as additional rental hereunder, the Basic Parking Charge specified above for each of the parking spaces (i) required to be paid for pursuant to paragraph 1(a) above, and (ii) actually used by Tenant pursuant to paragraph 1(b), such amount to be payable monthly advance on the first day of each and every calendar month during the term of this Lease. The applicable Basic Parking Charge may be adjusted periodically (but no more often than every six (6) months throughout the Term of this Lease beginning on the first day of January of the first Lease Year after the date on which this Lease commences (and on the first day of each July and January thereafter) to equal the then prevailing market rate for parking spaces. In no event shall any adjustment in the prevailing market rate decrease the Basic Parking Charge below that in effect in the immediately preceding Lease Year. A pro rata portion of the Basic Parking Charge shall be payable for the first partial calendar month if the Term of this Lease commences on a date other than the first day of a calendar month. Default by Tenant in the payment of any Basic Parking Charge is a default in the payment of rent, giving to Landlord all rights and remedies available to it in such event.

3.       Other Parking Provisions.

         (a) Landlord may, at its option, provide a reasonable means of controlling access to the Parking Areas.

         (b) Landlord may relocate any parking areas or spaces from time to time, and may also use portions of the Parking Area outside of the designated areas for free, visitor, or other parking needs of the Landlord.

         (c) Landlord may made, modify and enforce rules and regulations relating to the parking of automobiles in the Parking Area, and Tenant shall observe those rules and regulations. Landlord also may change the size of the Parking Area.

         (d) Tenant is responsible for ensuring that its employees and agents do not park their automobiles in visitor parking areas or spaces, if any, established by Landlord, or in parking spaces or areas, if any, reserved or designated by Landlord for the use of other tenants of the Building, or for other purposes (such as for retail tenants) so long as such designation does not result in there being fewer than the number of spaces in the Parking Area specified in paragraph 1(b) above available for Tenant's use. Tenant shall furnish to Landlord the state automobile license numbers of automobiles of Tenant and its employees who will occupy Tenant's parking spaces from time to time, within five
         (5) days from Tenant's receipt of written notice from Landlord requesting the information.

         (e) Landlord is not liable or responsible for any loss of or to any automobile or vehicle or equipment or other property therein, or damage to property or injury to person, unless the loss, damages, or injury is proximately caused by the gross negligence of Landlord or its employees.

         (f) Landlord may, in its sole discretion form time to time, designate parking spaces in any parking areas for exclusive use of specified tenants of the Building. The location and the number of those spaces shall be determined by Landlord in its sole discretion, and Landlord may from time to time change the location and number of those spaces.

         (g) This Parking Agreement is not deemed to create a bailment between the parties, it being agreed and understood that the relationship created between Landlord and Tenant with regard to the parking spaces and Parking Area is that of licensor and licensee, respectively.

         (h) If fifty percent (50%) or more of the Parking Area is damaged by fire or other casualty, or if the insurance proceeds payable as a result of the casualty to the Parking Area are applied by Landlord's mortgagee to Landlord's mortgage debt against the Building and/or Parking Area, or if there is a material, uninsured loss to the Parking Area, then Landlord may, at its option, terminate this Parking Agreement by notifying Tenant in writing of the termination within thirty (30) days of the date of the casualty. If this Parking Agreement is not so terminated by Landlord, then Landlord shall either (i) proceed to restore the Parking Area and provide Tenant with alternative parking during the restoration, or (ii) not restore the Parking Area, but provide Tenant with alternate parking throughout the remainder of the Term of this Parking Agreement.

                                  RIDER 201A-1
                                                            Initial      Initial

                                   RIDER 301A

                         ATTACHED TO AND MADE A PART OF
                             OFFICE LEASE AGREEMENT

                                Option to Extend


         Tenant has ONE ( -1- ) option(s) (the "Option") to renew and to extend the Term of this Lease for twenty-four ( 24 ) months each [(the "Renewal Term")], that Option(s) to follow consecutively on the expiration of the Term of this Lease, provided that at the time that the Option to renew is exercised, this Lease is in full force and effect and Tenant is not in default hereunder. The Option shall be exercised by Tenant's giving to Landlord written notice of its intention to renew and extend the Term of this Lease at least six (6 months) before the expiration date of the initial Term [or Renewal Term, as appropriate,] of this Lease. The renewal and extension of this Lease for the Renewal Term shall be on and under the same covenants, agreements, terms, provisions, and conditions as are contained herein for the initial Term of the Lease, including those providing for adjustments to the rent during the Renewal Term; provided, however, that the Base Rental for the first year of the renewal Term shall be at $14.00 per net rentable square foot per year and the second year at $15.00 per net rentable square foot per year. Any assignment or subletting by Tenant in violation or breach of Section 11.1 of this Lease shall terminate the Option(s) of Tenant set forth herein. Any termination of this Lease during the initial Term shall terminate all rights of renewal and extension set forth in this Rider 301A.

         At any time up to five (5) business days before the date by which Tenant is required to exercise a renewal Option, Tenant may request in writing a quote from Landlord of the Base Rental, and other amounts payable as described in Section 1.2. that will be applicable for the next Renewal Term. Landlord shall respond to a timely written request by providing Tenant a written quote of the Base Rental within three (3) business days after Landlord's receipt of Tenant's request. In addition, Landlord, may (but is not obligated to) provide to Tenant at any time a quote of the Base Rental for a Renewal Term.



                                  RIDER 301A-1
                                                            Initial      Initial

                                   EXHIBIT "A"

                         ATTACHED TO AND MADE A PART OF
                             OFFICE LEASE AGREEMENT

                             Floor Plan of Premises







                                      [MAP]

                                   EXHIBIT "B"

                         ATTACHED TO AND MADE A PART OF
                             OFFICE LEASE AGREEMENT

                          Legal Description of the Land

1.5175 acres of land (66,102 square feet), more or less, being Lot Two (2) of BALI PARK SUBDIVISION, recorded in Volume 224, Page 50 of the Harris County Map Records, Hedwig Village, Harris, Texas ; being more particularly described by metes and bounds as follows, to wit:

BEGINNING at a 5/8 inch iron rod marking the Northwest corner of the BALI PARK SUBDIVISION, being the Northwest corner of the herein described tract, on the South line of Katy Freeway (I.H. 10) right-of-way;

THENCE South 89 degrees 22 minutes, 26 seconds, East, 148.97 feet along the North line of BALI PARK SUBDIVISION and the South line of Katy Freeway right-of-way to a 5/8 inch iron rod found for the Northeast corner of Lot 2, also being the Northwest corner of Lot 1;

THENCE South 00 degrees 13 minutes, 20 seconds, East 444.83 feet along the common line for Lot 1 and Lot 2 being the centerline of a private street known as Bali Chase to a 5/8 inch iron rod marking the Southeast corner of Lot 2 and the Southwest corner of Lot 1 being on the North line of Lot 3;

THENCE North 89 degrees 22 minutes, 26 seconds, West, 148.28 feet along the common line between Lot 2 and Lot 3 to a 5/8 inch iron rod marking the Northwest corner of Lot 3 and the Southwest corner of Lot 2;

THENCE North 00 degrees 18 minutes, 40 seconds, West, 444.84 feet along the West boundary of BALI PARK SUBDIVISION to the POINT OF BEGINNING.


                                   EXHIBIT B-2
                                                            Initial      Initial

                                   EXHIBIT "C"

                         ATTACHED TO AND MADE A PART OF
                             OFFICE LEASE AGREEMENT

                           Operating Cost Computation

A.       Operating Cost Examples.   The  following   are,   without  limitation,
         examples of costs included in the computation of Operating Costs:

         (1) all taxes, assessments, and other governmental charges, whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing the Premises and Building or by others, subsequently created or otherwise, and any other taxes and assessments levied or assessed against the Land, the Building and other associated improvements situated on the Land, and the Building
         Facilities, including interest on installment payments, and including all costs and fees (including attorney's fees) incurred by Landlord in contesting or negotiating with taxing authorities;

         (2) all reasonable costs and expenses of operating, maintaining and repairing (including replacing components of) Building Facilities, including elevators, escalators, heat, ventilation, and air conditioning systems, and all other mechanical or electrical systems serving the Building;

         (3) all reasonable costs and expenses incurred in cleaning the Building;

         (4)  costs  of  all  utilities  for  the  Project,   including  without
         limitation, the cost of water and power, heating, lighting, air conditioning, ventilating and sewer rents or charges for the Project;

         (5) all supplies and materials reasonably used in the operation and maintenance of the Project;

         (6) costs of all insurance relating to the Project, including the cost of casualty and liability insurance applicable to the Project and Landlord's personal property used in connection therewith;

         (7) amortization of costs of or rental expenses for any machinery, equipment or other improvements installed by Landlord to conform to any law, ordinance, rule, regulation, or order of any governmental authority having jurisdiction over the Project which was enacted or promulgated after construction on the Project began, or for the purpose and in reasonable anticipating or reducing energy costs in the Project or other Operating Costs;

         (8) expenses and fees (including attorney's fees) incurred in contesting the validity or applicability of any governmental enactments that may affect Operating Costs;

         (9) general maintenance costs and expenses reasonably incurred in connection with the Project (including, but not limited to, security, maintenance of all exterior and interior landscaping, garbage and other waste removal, non-tenant alterations and decorations, heating and air conditioning repairs and all labor utilized and supplied consumed with respect to any general Project maintenance);

         (10) janitorial service and window cleaning for the Building, including the Common Areas and Service Areas (including materials, supplies, Building standard light bulb, equipment and tools therefor and rental and appreciation costs related to the foregoing), or contracts with third parties to provide the same;

         (11)   the cost of providing security to the Building and Parking Area;

         (12) reasonable management costs of the Project (including, but not limited to, any management fee payable by Landlord with respect to the Project, audit and accounting expenses and legal fees), and Landlord's overhead expenses directly attributable to Project management; and

         13) wages, salaries, fees, pension benefits, taxes, unemployment and disability insurance, worker's compensation insurance, social security benefits and any other expenses reasonably incurred with respect to all personnel engaged in the operation, maintenance, leasing or security of the Project. The term "personnel" shall include, but not be limited to, employees such as superintendents, engineers, electricians, clerks, mechanics,helpers, security officers. porter, cleaners, window washers, as well as contract laborers performing services with respect to the Project.

B.       Operating Cost Exclusions.       The following are, without limitation,
         examples of costs excluded from the computation of Operating Costs:

         (1) leasing commissions, attorney's fees, costs and disbursements and other expenses incurred in leasing, renovating or improving space for tenants or prospective tenants of the Building;

         (2) costs incurred by Landlord in the discharge of its obligations under the Work Letter;

         (3) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving or decorating, painting or redecorating space for tenants of vacant space;

         (4) Landlord's costs of any services sold to tenants for which Landlord is entitled to be reimbursed by such tenants as an additional charge or rental over and above the Base Rental and Operating Costs payable under the lease with the tenant or other occupant;

         (5) any depreciation and amortization on the Building, except as expressly permitted herein;

         (6) interest on debt or amortization payments on any mortgages or deeds of trust or any other debt for borrowed money;

         (7) all items and services for which Tenant reimburses Landlord outside of Operating Costs or pays third person or which Landlord provides selectively to one or more tenants or occupants of the Building (other than Tenant) without reimbursement;

         (8)      advertising and promotional expenditures; and

                                   EXHIBIT C-2
                                                            Initial      Initial

         (9) repairs or other work occasioned by fire, windstorm or other work paid for through insurance or condemnation proceeds.


                            b:\lease.ml EXHIBIT C-2
                                                            Initial      Initial

                                   EXHIBIT "D"

                         ATTACHED TO AND MADE A PART OF
                             OFFICE LEASE AGREEMENT

                                      Rules


1. Tenant, its agents, servants,and employees shall not block or obstruct any of the entries, passages, doors, hallways or stairways of the Building, or place, empty or throw any rubbish, litter, trash or material of any nature into those areas, or permit those areas to be used at any time except for ingress and egress of Tenant, its agents, servants, employees, visitors or invitees. No tenant and no employee, agent or invitee of a tenant shall go onto the roof of the Building.

2. Tenant shall refer all contractors, contractor's representatives and installation technicians rendering any service to Tenant to Landlord for Landlord's supervision, approval and control before performance of any contractual service. This provision applies to all work performed in the Building, including, without limitation, installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

3. Movement in and out of the Building of furniture, office equipment or other bulky materials, or movement through Building entrances or lobbies, or dispatch or receipt by Tenant of any merchandise or materials which requires use of elevators or stairways shall be restricted to reasonable hours designated by Landlord. All such movement shall be under the supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance of any movement. Prearrangement initiated by Tenant shall include determination by Landlord, and subject to Landlord's decision and control, of the time, method and routing of movement, and limitations imposed by safety or other reasonable concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant shall assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in the movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts by Tenant or Tenant's employees, agents or contractors in connection with carrying out this service for Tenant from the time of entering property to completion of work; and Landlord is not liable for any such act, or any damage or loss to any of the property or persons resulting from any such act in connection with such service performed for Tenant, and Tenant hereby agrees to indemnify, defend and hold Landlord, harmless from and against any and all such damage, injury or less, including attorney's fees arising with respect thereto.

4. No signs, advertisements or notices are allowed in any form on windows or doors inside or outside the Premises or any other part of the Building, and no signs except in uniform location and uniform styles fixed by Landlord are permitted on exterior identification pylons, if any, in the public corridors or on corridor doors or entrances to the Premises. All signs shall be contracted for by Landlord for Tenant at the reasonable rate fixed by Landlord form time to time, and Tenant shall be billed and pay for such service accordingly on demand. Following move-in, no nails, hooks or screws shall be driven or inserted in any part of the Building (other than for the handling of pictures, diplomas or other items of a like nature), except by the maintenance personnel of the Building, nor shall any part be defaced by tenants.

5. No draperies, shutters, or other window coverings shall be installed on exterior windows or walls or windows and doors facing public corridors without Landlord's written approval. Landlord may require installation and continued use of uniform window coverings for such windows.

6. No portion of the Premises or any other part of the Building may at any time be used or occupied as sleeping or lodging quarters.

7. Tenant shall not place, install or operate in the Premises or in any other part of the Building any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein (except for coffee machines, microwave ovens and other breakroom appliances of a residential nature), or place or use in or about the Premises any explosive, gasoline, kerosene, oil, acids, caustics or any other inflammable, explosive or hazardous materials, fluid or substance without the prior written consent of Landlord. The preceding sentence does not prohibit the storage of photocopier or other typical office supplies within the Premises.

8. Any directory of the Building provided by Landlord shall be exclusively for the display of the name and location of tenants in the Building, and Landlord may exclude any other names therefrom and may limit the number of listings per tenant. Tenant shall pay Landlord's standard charge for Tenant's listing thereon and for any changes by Tenant.

9. Landlord is not responsible for lost or stolen personal property, equipment, money or any article taken from the Premises or the Building, whether or not any such area is locked against entry.

10. Tenant shall keep, and shall cooperate with Landlord and Landlord's employees and agents in keeping, the Premises in a clean and tidy condition at all times.

11. No curtains, blinds or screens may be attached to or hung, or used in connection with, any window or door of the Premises without the prior written approval of Landlord as to the quality, type, design, color and manner of attaching the same. No protective screen, grating, shade or other enclosing device may be used on the portion of the Premises abutting the Common Areas, courts, atria or public corridors without
         Landlord's prior written approval as to the quality, type, design, color and manner of attaching the same, to the end that all storefronts facing those Common Areas shall be compatible in appearance. Tenant shall regularly clean, repair and, if necessary in Landlord's reasonable judgment, replace any awnings, used in connection with the Premises, so that such awnings always convey the image of a first-class establishment.

12. Tenant, its agents, servants or employees shall not bring into the Building or the Premises or keep on the Premises any dog, bird or animal. Tenant, its agents, servants or employees shall not bring into the Building or keep on the Premises any bicycle or other vehicle without the prior written consent of Landlord.

13. No additional locks shall be placed on any door in or providing access to the Premises without the prior written consent of Landlord. A reasonable number of keys to the Premises and security access cards for the Building (if that method is used) will be furnished by Landlord and neither Tenant, its agents, servants, or employees, shall have any duplicate keys made. Landlord may at all times keep a pass key to the Premises. All keys shall be returned to Landlord promptly on termination of this Lease. Tenant shall pay a reasonable amount fixed by Landlord from time to time for each key and security access card issued by Landlord in replacement of one previously issued.

                                   EXHIBIT D-2
                                                            Initial      Initial

14. Tenant shall give Landlord prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electrical facilities or any part of appurtenance of the Premises.

15. Landlord will not permit entrance to Tenant's offices by use of pass keys controlled by Landlord to any person at any time without permission by Tenant, except employees, contractors, or service personnel directly supervised by Landlord or employees of the United States Postal Service.

16. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person, and shall not contract with or render free or paid services to any Tenant or Tenant's agents, employees or invitees. If Landlord's employees perform any such services, then those employees are solely the agents of Tenant regardless of whether or how payment is arranged for services, and Landlord is expressly relieved form any all liability in connection with any such services and any associated injury or damage to person or property.

17. Landlord may exclude or expel from the Building any person who, in the judgment of the Landlord, is intoxicated or under the influence of liquor or drugs, or who in any manner acts in violation of the Rules of the Building.

18. Tenant shall not use the plumbing facilities of the Premises for any purpose other than that for which they were constructed. Tenant shall not dispose of any substances in such facilities which may clog, erode, or damage the plumbing pipes, lines, or conduits of the Building whether through the utilization of "garbage disposal" units or otherwise. Tenant shall pay for all damages resulting to any fixtures or appliances from misuse by Tenant, or Tenant's agents or employees, and Landlord is in no way responsible therefor.

19. Landlord may prescribe the weight and position of safes, computers and other heavy equipment which shall, in all cases, in order to distribute their weight, stand on supporting devices approved by Landlord. All damage done to the Premises or to the Building by placing in or taking out any property of Tenant unless caused by the negligence or wilful misconduct of Landlord or Landlord's employees or agents, or done by Tenant's property while in the Premises or the Building, shall be repaired immediately at the sole expense of Tenant.

20. To ensure orderly operation of the Building, no ice, minerals other water, towels, newspapers, etc. shall be delivered to the Premises except by persons approved by Landlord in advance in writing.

21. Landlord may refuse admittance to the Building from 7 p.m. to 7 a.m. daily, or on Sundays or on legal holidays, to any person or persons who cannot furnish satisfactory identification, or to any person or persons who, for any other reason in Landlord's judgment, should be denied access to the Premise. Landlord, for the protection of the tenants and their effects, may prescribe hours and intervals during the night, on Sundays and holidays, when all persons entering and departing the Building are required to enter their names, the offices to which they are going or form which they are leaving, and the time of entrance or departure in a register provided for that purpose by Landlord.

22. Canvassing, soliciting and peddling in the Building are prohibited, and each Tenant shall cooperate to prevent the same.

23. Alternations and miscellaneous job orders shall at all times be directed to the Building manager's office to facilitate the orderly and otherwise proper processing of that work in accordance with any covenants of the Lease applicable thereto.

24. Landlord may waive any one or more of these Rules for the benefit of any particular tenant or tenants, but no waiver by Landlord shall be construed as a waiver of such Rules in favor of any other tenant or tenants, or prevent Landlord form thereafter enforcing all Rules against any or all of the tenants of the Building.

25. Landlord may rescind or amend any of these Rules and make other and further reasonable rules as in its judgment are from time to time necessary and desirable.

26. These Rules are in addition to, and shall not be construed to in any way modify, alter, or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of Premises in the Building.

27.      Standard  Hours  of Operation  are:  Monday - Friday   7:00am - 6:00pm,
         Saturday 8:00am - 1:30pm, closed on all Federal Holidays.


                                   EXHIBIT D-2
                                                            Initial      Initial

                                   EXHIBIT "G"

                         ATTACHED TO AND MADE A PART OF
                             OFFICE LEASE AGREEMENT

                               Janitorial Services


I.       PREMISES

         A.       The following GENERAL cleaning shall be performed nightly:

                  1.       Empty  and  wipe  clean  waste   basket   and  remove
                           contents to disposal area.
                  2.       Empty and clean all ash trays.
                  3.       Vacuum all rugs and carpeted areas.
                  4. Dust furniture, files, fixtures and all low reach areas.
                  5.       Remove marks and smudges from vertical surfaces.
                  6.       Clean all water fountains.
                  7.       Sweep all private stairways; vacuum if carpeted.
                  8. Damp mop spillage in office and public areas as required.
                  9.       Dust all telephones as necessary.
                  10. Clean doors, door knobs, light switches and other door areas of frequent usage.

         B.       The WASH ROOMS shall be cleaned nightly as follows:

                  1.       Damp mop.
                  2.       Scrub floors as necessary.
                  3.       Clean all mirrors, bright work and enameled surfaces.
                  4.       Wash and disinfect all fixtures.
                  5.       Empty all receptacles and remove refuse for disposal.
                  6.       Fill toilet issue, soap and towel dispensers.
                  7.       Clean flushometers and other metal work as required.
                  8. Wash and polish all wall partitions, tile walls, and enamel surfaces from trim to floor as required.
                  9. Vacuum all louvers and ventilating grilles, and dust light fixtures as required.

         C.       The FLOORS shall be cleaned with the frequency indicated:

                  1. Sweep and buff ceramic tile, marble or terrazzo floors nightly and wash or scrub as necessary, not less than monthly.
                  2.       Sweep vinyl asbestos floors and bases nightly.
                  3. Wax and buff tile floors monthly and strip as necessary but not less frequently than annually.

         D.       GLASS shall be cleaned as follows:

                  1. Clean all perimeter windows as required, but no less than three times a year, inside and out.
                  2.       Wipe clean all metal during this cleaning.

         E.       HIGH DUSTING shall be performed every four months, as follows:

                  1.       Dust and wipe clean all closet shelving when empty.
                  2.       Dust  all  picture  frames,  charts,  graphs,   etc.,
                           monthly.
                  3.       Damp dust all air conditioning diffusers.
                  4.       Dust the exterior surfaces of lighting fixtures.
                  5.       Dust venetian blinds as necessary.

         F.       The following shall be done DAILY:

                  1. Check all washrooms for toilet tissue and sanitary napkins replacements.
                  2 Clean all "Security Rooms" (those rooms used for storage of confidential material which cannot be opened with a Building master key) as necessary.

It is understood that no services of the character herein provided for shall be performed on Saturdays, Sundays or holidays.


II.      OTHER AREAS OF THE BUILDING

         A.       Entrance Lobby and Public Areas:

                  1. Sweep and wash lobby and entrance vestibule floors nightly and machine scrub floors as necessary. Wax, buff, apply sealer or finished as directed by building manager, but not less than once a week.
                  2. Clean sweep public, elevator lobby, and corridor flooring nightly. Wash stone, ceramic tile, marble or terrazzo flooring once per week (machine scrub floors as necessary). Resilient flooring shall be maintained once vacuumed nightly and shampooed as necessary.
                  3. Wipe down all metal surfaces in the lobby, building exterior and polish as required once a month at a minimum.
                  4. Dust all lobby and public corridor walls nightly and wash as required.
                  5. High dust and wash all electrical and air conditioning fixtures at least once per month in elevator lobbies, corridors, and entrance lobby.
                  6. Dust mail depository and clean mail chute glass throughout the Building, nightly. Telephone booths shall be swept daily and the glass cleaned nightly.
                  7. Clean cigarette urns, screen sand and supply sand as necessary on a daily basis.

                                   EXHIBIT G-2
                                                            Initial      Initial

                  8.       Clean  entrances  and  lobby  doors at least once per
                           day. On the first rental floor, clean all office doors as necessary to remove dirt and finger marks.
                  9. Wash all rubber mats and clean wool or nylon runner nightly as necessary if used during the day.

         B.       Elevators

                  1. Clean saddles, doors and frames of elevator lobby nightly.
                  2. Clean saddles and frames on floors above lobby once per week and vacuum dirt from door tracks nightly.
                  3.       Clean inside surfaces of elevators cabs nightly.
                  4.       Clean elevator pits weekly.
                  5.       Wash and wax resilient floor in elevators nightly.

NOTE: If carpets are installed, regular carpet care shall be provided in lieu of item 5. Shampoo elevator carpets as necessary including spares.

         C.       Public Stairwells

                  1. Check all public stairwells throughout the Building and keep in clean condition, sweep daily and mop as necessary, but at least once per week.
                  2. Inspect and keep clean fire hoses, extinguishers and similar equipment and report any discrepancies to the Building Manager and enter in log book.
                  3. Dust all railings, etc., weekly and high dusting quarterly.

         D.       Building Service Areas

                  1. Hose all ramps, loading docks, truck, areas, etc., daily and scrub if necessary, or as instructed by Building Manager.
                  2. Clean mechanical equipment areas, electric and telephone closets as often as necessary, or as instructed by Building Manager.
                  3. Keep elevator areas in a neat, clean condition at all times. Keep wastepaper, cardboard and rubbish, etc., stored in an approved area. Clean the floors, walls and doors, etc., as necessary.

         E.       Exterior Cleaning

                  Maintain entire building exterior, including metal work, entrance doors, building trim and exterior window frames and mullions. Clean standpipes, and sprinkler connections and hose bibs.

         F.       Sidewalk Areas

                  1.       Sweep sidewalk daily, weather permitting.
                  2.       Maintain sidewalks in a safe condition.
                  3. Keep in clean condition and water daily all planting areas.

         G.       Window Cleaning

                  1. Clean all windows on the outside and inside from main floor to the roof as required, but not less than three times a year as directed by Building Manager. Wipe clean window frames and associated metal at the same time.
                  2.       Clean directory glass daily.
                  3.       Clean all mail chute glass as required.
                  4. Reports of areas cleaned shall be turned in to the Building manager's office daily.

         H.       Pest Control

                  1. The public spaces throughout the Building shall be kept under pest control treatment at least monthly.
                  2. All service shall be rendered by licensed Board of Health operators, with special emergency calls on request at no extra charge.



                                   EXHIBIT G-2
                                                            Initial      Initial

                                   EXHIBIT "H"

                         ATTACHED TO AND MADE A PART OF
                             OFFICE LEASE AGREEMENT


                               SPECIAL PROVISIONS


1.       BASE RENTAL.

         Lessee shall pay monthly installments of Base Rental as outlined in the following shcedule:


Months          Monthly Base Rental       Square Feet/NRA
4/97                   $1,466.67                      4,272  (Based on 22 days)
5/97 - 7/97             $2,000                        4,272
8/97 - 10/97            $3,000                        4,272
11/97 - 3/98            $3,916                        4,272
4/98 - 3/99             $4,094                        4,272
4/99 - 3/00             $4,628                        4,272

         Lessor shall have the option to increase the Base Market Rental to a fair market rental as reasonably determined by Lessor in its sole discretion (Market Adjustment to Base Rental) at any time during this lease Term by providing Lessee with written notice ("Notice").

         If Lessor exercises this adjustment to Base Rental, Lessor shall compensate Lessee for such adjustment by paying to Lessee simultaneously with the Notice, an amount equal to the amount of the difference between (a) the increased Base Rental over the remainder of the term, and (b) the negotiated rental rate contained in this Lease, which payment shall be made simultaneously with the delivery of the Notice.

2.       RIGHT OF FIRST REFUSAL.

         Tenant shall have the continuing right of first refusal on the contiguous space(s) remaining in suite 200, approximately 1,558 net rentable square feet, and suites 270, 260, and 260a (as shown on H-1 attached). Landlord also agrees not to market the 1,558 square feet in suite 200 and/or suite 270 prior to 7/1/97 in order to allow Tenant immediate availability of such space for its intended expansion. Should Landlord have a bonafide offer to lease any of the suites denoted on H-1, Landlord shall notify Tenant by written notice, including the terms of such offer, and Tenant shall have five (5) business days to elect to exercise its right of first refusal on said space under the same terms and conditions of such bonafide offer. Should Tenant elect to exercise this right, Landlord shall prepare the necessary lease documentation and Tenant shall execute same within thirty (30) days of its election.

3.       APPROVED ASSIGNEE/SUBLESSEE

         Tenant shall have the right without consent of Landlord, to sublease all or any portion of the Premises or to assign its right under this Lease, including all renewal options, expansion options, preferential rights and rights pertaining to parking (i) to any Affiliate of Tenant,
         (ii) to any successor entity to Tenant created by merger, consolidation, liquidation or reorganization, or (ii) to any entity which acquires ownership of all or substantially all of the assets of Tenant, whether or not there is a change in Tenant's name. Tenant shall give Landlord immediate written notice of any such sublease or assignment. For the purpose of definition in this area, Affiliate shall mean any of the following which have a financial strength equal to or greater than Tenant; (i) a subsidiary of Tenant in which Tenant owns directly at least fifty-one percent (51%) of the voting securities and voting interest, (ii) a corporation, partnership, personal estate, trust, or any combination of the foregoing, which own at least fifty-one percent (51%) directly or indirectly of the voting securities and voting interests in Tenant ("Tenant's Parent Company"), and (iii) a subsidiary of Tenant's Parent Company, if any, in which Tenant's Parent Company owns at least fifty-one percent (51%) directly or indirectly of the voting securities and voting interests thereof.

4.       PROPRIETARY FILES

         Notwithstanding the Landlord's rights as outlined in Article XV, Landlord shall exempt certain files ("Proprietary Files") pertaining to information specific to Tenant's clients and computers and business records. This information must be kept separate from other administrative files belonging to Tenant at all times to be classified as Proprietary Files.

5.       ESSENTIAL SERVICES

         Subject to Casualty and/or Condemnation, which shall control in the circumstances described therein, Landlord and Tenant agree that there are certain building services without which Tenant cannot occupy the Premises for the purpose for which it was originally leased. The services are heating, ventilation, air conditioning, electrical service, elevator service, water and plumbing services (the "Essential Services"). Provided that such interuption or malfunction was not caused by the intentional act, omision, negligence or willful misconduct of Tenant or its contractors or the circumstances set forth in Casualty and Condemnation hereof, should Landlord fail to provide any one or more of the Essential Services for a continuous period of five (5) business days or longer after written notice to Landlord, then, to the extent that Landlord's failure to provide any of the Essential Services causes Tenant to be unable to use all or a portion of the Premises for the purpose for which it was originally leased, rent shall abate in proportion to the portion of the premises not usable until the Essential Service or Services are restored.

6.       COMMISSIONS

         Trinity Hope, Inc. or its Assignee, agrees to pay Glenn Hardy ("Tenant's Broker") a commission of 4% at closing. If Trinity Hope, Inc.


                                   EXHIBIT H-1
                                                            Initial      Initial
         does not successfully complete the closing of Escrow, Dated February 13, 1997 betwen Mission Life Insurance and Trinity Hope, Inc. Tenant will receive free rent from Mission Life Insurance equivalent to the commission due Tenant's broker through the initial rental period (April 9th thru March '00). In which event Worldport would then pay Tenant's Broker the Commission in lieu of rent. As an example, if Worldport does not occupy more than 4,272 sq. ft. during the initial term the commission due would be $140,710.67 X 4% = $5,628.43. This amount $5,628.43/$2,000=2.81 months of free rent.

7.       TENANT IMPROVEMENTS

         The cost of Tenant Improvements specified in Rider 101, if any, would be handled in the same way as in item 6. Trinity Hope, Inc. or its assignee agree to paint where necessary and clean the carpets. This cost will not exceed $.50 per square foot of occupied area.




                                   EXHIBIT H-1
                                                            Initial      Initial

                                   EXHIBIT H-1

                          RIGHT OF FIRST REFUSAL SPACE



                                      [MAP]